ASSET AND STOCK PURCHASE AGREEMENT

THIS  ASSET  AND  STOCK  PURCHASE  AGREEMENT  (“Agreement”),  dated  as  of

December  28,  2012  is  by  and  among  IGX  GLOBAL  INC.,  a  New  Jersey  corporation  (“IGXUS”

or  “Seller”),  and  THOMAS  DUFFY  (“Shareholder”),  and  IGXGLOBAL  CORP.,  a  Delaware

corporation (“Purchaser”) and iGAMBIT INC. (“iGambit”), a Delaware corporation.

W I T N E S S E T H:

Seller and IGXGLOBAL UK LIMITED, a private limited company registered in England and  Wales  with  number  5551268  (“IGXUK”)  are  in  the  business  of  providing  IT  solutions specializing  in  security  and  network  technology  products,  services,  and  support  to  customers throughout the United States and Europe (the “IT Solutions Business”).

Purchaser is a wholly owned subsidiary of iGambit.

Shareholder is the sole shareholder of each of IGXUS and IGXUK.

The  parties  hereto  wish  to  enter  into  this  Agreement  which  sets  forth  the  terms  and conditions  upon  which  Purchaser  agrees  to  purchase  from  the  Seller  and  the  Seller  agrees  to  sell

to  Purchaser,  for  the  consideration  stated  herein,  all  of  the  assets  of  IGXUS   (other  than  to  the

extent  specifically  set  forth  herein)  free  and  clear  of  all  liens,  liabilities  and  encumbrances  and

Purchaser  agrees  to  purchase  from  the  Shareholder  and  Shareholder  agrees  to  sell  to  Purchaser,

for  the  consideration  stated  herein  the  entire  issued  share  capital  of  IGXUK,  being  1  ordinary share of £1.00 (the “IGXUK Shares”).

In   consideration   of   the   foregoing   and   of   the   covenants,   agreements,   conditions,

representations  and  warranties  hereinafter  contained,  and  intending  to  be  legally  bound  hereby,

Purchaser, the Seller and the Shareholder hereby agree as follows:

1.

DEFINITIONS.

Unless  otherwise  defined  below  in  this  Section  1,  the  various  capitalized  terms  used  in

this  Agreement  shall  have  the  definitions  ascribed  to  them  herein.   As  used  in  this  Agreement,

the following terms shall have the meanings specified in this Section 1:

“Accounts  Receivable”  means:    (1)  all  trade  accounts  receivable  and  other  rights  to payment  from  customers  of  the  Seller  and  the  full  benefit  of  all  security  for  such  accounts  or rights  to  payment,  including  all  trade  accounts  receivable  representing  amounts  receivable  in respect  of  services  rendered  to  customers  of  the  Seller;  (2)  all  other  accounts  or  notes  receivable of  the  Seller  and  the  full  benefit  of  all  security  for  such  accounts  or  notes;  and  (3)  any  Claim,

remedy or other right related to any of the foregoing.

“Agreed Liabilities Amount” means $2,500,000.

“Assumed  Liabilities”  means:    (a)  the  total  normal  vendor  and  trade  payables,  capital lease  obligations,  deferred  liabilities,  deferred  revenue  and  certain  accrued  expenses  as  set  forth on  Schedules  2.2(a)  and  (b);  and  (b)  all  Liabilities  of  Seller  accruing  and  to  be  performed,  after the  Closing  Date,  as  set  forth  on  Schedules  2.2(a)  and  (b)  under  the  executory  portion  of  each  of the Assigned Contracts and any other Assets (e.g. assigned licenses and leases).

“Assigned Contracts” means all of the Contracts except for the Excluded Contracts.

“Claim”  means  an  action,  suit,  proceeding,  demand,  claim  or  counterclaim  or  legal,

administrative or arbitral proceeding or investigation.

“Contract”   means   all   agreements,   whether   oral   or   written   and   whether   express   or

implied   (whether   legally   binding   or   not),   including   contracts,   contract   rights,   promises,

commitments,   undertakings,   customer   accounts,   orders,   leases,   guarantees,   warranties   and

representations and franchises to which either the Seller or IGXUK is a party.

“Copyrights”  means  all  copyrights  (whether  or  not  registered),  moral  rights,  and  all registrations  and  applications  for  registration  thereof,  as  well  as  rights  to  renew  copyrights,  in each  case  that  are  licensed  by  Seller  or  IGXUK  and/or  otherwise  used  in  the  IT  Solutions

Business as currently operated.

“Creditors”  means,  those  parties  to  which  either  Seller  or  IGXUK  owes  any  one  or  more of the liabilities included in the Agreed Liabilities Amount, as set forth on Schedule 2.2(a).

“Excluded  Assets”  means:    (a)  Excluded  Contracts;  (b)  any  of  the  Purchase  Price  (as

defined  in  Section  2.2(a));  (c)  the  minute  books,  seal  and  other  records  having  to  do  with  the organization  of  IGXUS;  (d)  Seller’s  or  any  of  its  affiliate’s  rights  under  this  Agreement  and  any

Transaction  Document;  (e)  all  Tax  credits,  and  refunds  pertaining  to  Taxes  which  are  not

Assumed  Liabilities  hereunder,  and  all  related  Tax  Returns  and  associated  workpapers;  (f)  all

Employee Benefit Plans (as defined in Section 3.18(a)) and assets held in trust or otherwise by or for  the  benefit  of  any  current  or  former  employees  of  IGXUS  under  any  Employee  Plan;  and  (g)

the assets listed on Schedule 2.1(a).

“Excluded  Contracts”  means  the  Contracts  not  to  be  assigned  by  Seller  pursuant  to  this

Agreement, as set forth on Schedule 3.22.

“Governmental    Authorities”    means    all    agencies,    authorities,    bodies,    boards,

commissions,  courts,  instrumentalities,  legislatures  and  offices  of  any  nature  whatsoever  of  any government,  quasi-governmental  unit  or  political  subdivision,  whether  foreign,  federal,  state,

county, district, municipality, city or otherwise (each, a “Governmental Authority”).

“Intellectual   Property”  means  all  (i)  Patents,  (ii)  Know-how,  (iii)  Trademarks,  (iv)

Copyrights,  (v)  software  programs  (including  but  not  limited  to  “off-the-shelf”  shrink-wrap  and click-wrap software programs), in each case that are licensed by Seller, IGXUK and/or otherwise used  in  the  IT  Solutions  Business  as  currently  operated,  and  (vi)  all  other  intellectual  property rights  and  industrial  property  rights  (of  every  kind  and  nature  throughout  the  universe  and however  designated),  whether  arising  by  operation  of law, contract, license or otherwise, in each case  that  are  licensed  by  Seller  and/or  otherwise  used  in  the  IT  Solutions  Business  as  currently operated.

“Intellectual   Property   Rights”   means,   collectively,   any   and   all   known   or   hereafter

known  tangible  and  intangible  rights  under  patent,  trademark,  copyright  and  trade  secret  laws,

and  any  other  intellectual  property,  industrial  property  and  proprietary  rights  worldwide,  of every kind and nature throughout the universe, however designated, whether arising by operation of law, contract, license or otherwise.

“Key  Seller  or  IGXUK  Employee”  means  the  following  employee  of  Seller:  Thomas

Duffy.

“Know-how”  means  any  and  all  product  specifications,  processes,  methods,  product designs,  plans,  trade  secrets,  ideas,  concepts,  inventions,  manufacturing,  engineering  and  other manuals  and  drawings,  physical  and  analytical,  safety,  quality  control,  technical  information,

data, research records, all promotional literature, customer and supplier lists and similar data and information,  which,  in  each  case,  are  licensed  to  or  owned  by  Seller,  IGXUK  and/or  otherwise used  in  the  IT  Solutions  Business  as  currently  operated;  and  any  and  all  other  confidential  or proprietary  technical  and  business  information  which  are  licensed  to  or  owned  by  Seller  and/or otherwise used in the IT Solutions Business as currently operated.

“Knowledge”  means,  with  respect  to  a  given  matter  the  actual  knowledge  of  the  Seller,

any  officer  thereof  or  Shareholder,  or  the  knowledge  that  the  Seller,  any  officer  thereof  or

Shareholder should possess in the exercise of reasonable diligence and investigation with respect to the matter.

“Liability”  means  any  direct  or  indirect  indebtedness,  liability,  assessment,  expense,

claim,  loss,  damage,  deficiency,  obligation  or  responsibility,  known  or  unknown,  disputed  or undisputed,  joint  or  several,  vested  or  unvested,  executory  or  not,  fixed  or  unfixed,  choate  or inchoate,  liquidated  or  unliquidated,  secured  or  unsecured,  determinable  or  undeterminable,

accrued  or  unaccrued,  absolute  or  not,  actual  or  potential,  contingent  or  otherwise  (including  but not  limited  to  any  liability  under  any  guarantees,  letters  of  credit,  performance  credits  or  with respect to insurance loss accruals).

“Material  Adverse  Effect”  means  any  material  adverse  change  in  or  effect  upon  (a)  the financial  condition,  assets,  liabilities,  or  operations  of  (x)  the  Seller  and  IGXUK  taken  as  a whole,  (y)  the  IT  Solutions  Business  of  the  Seller,  IGXUK,  the  Assets  and  the  assets  of  IGXUK

(taken  as  a  whole),  or  (b)  the  ability  of  any  of  the  Seller  or  Shareholder  to  execute,  deliver  and perform  this  Agreement,  provided  that  none  of  the  following  shall  be  deemed  to  constitute,  and none  of  the  following  shall  be  taken  into  account  in  determining  whether  there  has  been,  a

Material  Adverse  Effect:    any  adverse  change,  event,  development,  or  effect  arising  from  or relating  to  (i)  general  business  or  economic  conditions,  including  such  conditions  which  affect the  IT  solutions  industry  generally  (provided  they  do  not  have  a  materially  disproportionate effect  on  the  Seller  and  IGXUK,  as  a  whole),  (ii)  national  or  international  political  or  social conditions,  (iii)  financial,  banking,  or  securities  markets  (including  any  disruption  thereof  and any  decline  in  the  price  of  any  security  or  any  market  index),  (iv)  changes  in  United  States generally  accepted  accounting  principles,  or  (v)  changes  in  law,  rules,  regulations,  orders,  or other  binding  directives  issued  by  any  governmental  authority  (provided  they  do  not  have  a materially disproportionate effect on the Seller and IGXUK as a whole).

“Moral  Rights”  means,  collectively,  rights  to  claim  authorship  of  a  work,  to  object  to  or prevent  any  modification  of  a  work,  to  withdraw  from  circulation  or  control  the  publication  or distribution  of  a  work,  and  any  similar  rights,  whether  existing  under  judicial  or  statutory  law  of any  country  or  jurisdiction  worldwide,  or  under  any  treaty  or  similar  legal  authority,  regardless of whether such right is called or generally referred to as a “moral right.”

“Patents”   means   all   patents,   patent   disclosures   and   patent   applications   (including,

without   limitation,   all   reissues,   divisions,   continuations,   continuations-in-part,   renewals,   re-

examinations  and  extensions  of  the  foregoing)  owned  by  or  licensed  to  Seller,  IGXUK  and/or otherwise used in the IT Solutions Business as currently operated.

“Permitted  Liens”  means  (i)  the  Assumed  Liabilities,  and Liens associated therewith, (ii)

Liens  securing  the  Agreed  Liabilities  Amount  owing  to  Creditors,  and  (iii)  with  respect  to

Licensed Intellectual Property, the rights held by the applicable licensors thereof.

“Person”    means    any    individual,    corporation,    joint    venture,    partnership,    limited

partnership,  limited  liability  company,  limited  liability  partnership,  syndicate,  trust,  association,

entity or government or political subdivision, agency or instrumentality of a government.

“Purchase Payment Amount” means $1,500,000.

“Tangible  Personal  Property”  means  all  machinery,  equipment,  tools,  furniture,  fixtures and  equipment,  computer  hardware,  supplies,  materials,  leasehold  improvements,  automobiles,

computing  and  telecommunications  equipment  and  other  items  of  tangible  personal  property,  of every  kind  owned  or  leased  by  the  Seller,  IGXUK  and/or  otherwise  used  in  the  IT  Solutions

Business   (wherever   located   and   whether   or   not   carried   on   the   books   of   the   Seller   and/or

IGXUK),  together  with  any  express  or  implied  warranty  by  the  manufacturers  or  sellers  or lessors  of  any  item  or  component  part  thereof,  and  all  maintenance  records  and  other  documents relating thereto.

“Taxes”  means:    (1)  any  and  all  taxes,  fees,  levies,  duties,  tariffs,  imposts  and  other charges  of  any  kind,  imposed  by  any  Governmental  Authority  or  taxing  authority,  including taxes  or  other  charges  on,  measured  by,  or  with  respect  to  income,  franchise,  windfall  or  other profits,  gross  receipts,  property,  sales,  use,  capital  stock,  payroll,  employment,  social  security,

workers’  compensation,  unemployment  compensation  or  net  worth;  taxes  or  other  charges  in  the nature  of  excise,  withholding,  ad  valorem,  stamp,  transfer,  value-added  or  gains  taxes;  license,

registration  and  documentation  fees;  and  customers’  duties,  tariffs  and  similar  charges;  (2)   any

Liability  for  the  payment  of  any  amounts  of  the  type  described  in  (1) as  a  result  of  being  a member  of  an  affiliated,  combined,  consolidated  or  unitary  group  for  any  taxable  period;  (3) any

Liability  for  the  payment  of  amounts  of  the  type  described  in  (1) or  (2) as  a  result  of  being  a transferee  of,  or  a  successor  in  interest  to,  any  Person  or  as  a  result  of  an  express  or  implied obligation  to  indemnify  any  Person;  and  (4) any  and  all  interest,  penalties,  additions  to  tax  and additional  amounts  imposed  in  connection  with  or  with  respect  to  any  amounts  described  in  (1),

(2) or (3).

“Tax   Return”   means   any   return,   report,   statement,   form   or   other   documentation

(including  any  additional  or  supporting  material  and  any  amendments  or  supplements)  filed  or maintained,  or  required  to  be  filed  or  maintained,  with  respect  to  or  in  connection  with  the calculation,  determination,  assessment  or  collection  of  any  Taxes  in  the  United  States  as  applied to Seller and in the United Kingdom as applied to IGXUK.

“Trademarks”  means  (i)  trademarks,  service  marks,  trade  names,  trade  dress,  labels,

logos   and   all   other   names   and   slogans   used   exclusively   with   any   products   or   embodying

associated  goodwill  of  the  IT  Solutions  Business  related  to  such  products,  whether  or  not

registered,   and   any   applications   or   registrations   therefor,   and   (ii)   any   associated   goodwill

incident  thereto;  in  each  case  owned  by  or  licensed  to  Seller,  IGXUK  and/or  otherwise  used  in the IT Solutions Business as currently operated.

2.

PURCHASE AND SALE OF ASSETS.

2.1

Assets Included.

(a)

Acquired  Assets.   On  the  terms  and  subject  to  the  conditions  set  forth  in this  Agreement,  and  in  reliance  upon  the  covenants,  representations  and  warranties  of  the  Seller and  the  Shareholder,  at  the  Closing  (as  defined  in  Section  2.3  hereof),  Purchaser  shall  purchase from  the  Seller,  and  the  Seller  shall  sell,  assign,  transfer  and  deliver  to  Purchaser,  free  and  clear

of   any   and   all   Liabilities,   pledges,   liens,   obligations,   claims,   charges,   tenancies,   security

interests,  exceptions  or  encumbrances  whatsoever  (collectively,  “Liens”),  other  than  Permitted

Liens,  all  assets,  rights  and  properties  of  the  Seller,  of  every  nature,  kind  and  description whatsoever,  tangible  and  intangible,  wherever  located  and  as  they  exist  on  the  date  hereof,  other

than  the  Excluded  Assets  (collectively,  the  “Assets”).   The  Assets  are  more  fully  set  forth  on

Schedules  2.1(a)  and  (b)  of  the  disclosure  schedules  attached  hereto  and  include  (but  are  not limited to) the following:

(i)

Cash   in   bank   accounts   of   the   Seller   immediately   prior   to   the

Closing;

(ii)

All Tangible Personal Property;

(iii)      All Accounts Receivable;

(iv)

All of the Assigned Contracts;

(v)

All  permits  relating  to  the  acquisition  or  ownership  of  the  Assets or the operation of the IT Solutions Business;

(vi)

All     data,     records,     files,     manuals,     blueprints     and     other

documentation  related  to  the  Seller,  the  Assets  and  the  operation  of  the  IT  Solutions  Business,

including  but  not  limited  to  (1)  service  and  warranty  records;  (2)  sales  promotion  materials,

creative  materials,  art  work,  photographs,  public  relations  and  advertising  materials,  studies,

reports,  correspondence  and  other  similar  documents  and  records  used  in  the  IT  Solutions

Business,  whether  in  electronic  form  or  otherwise;  (3)  all  client  and  customer  lists,  telephone numbers  and  electronic  mail  addresses  with  respect  to  past,  present  or  prospective  clients  and customers;  (4)  all  accounting  and  tax  books,  ledgers  and  records  and  other  financial  records relating  to  the  IT  Solutions  Business  and  the  Assets;  (5)  all  sales  and  credit  records  and brochures  relating  to  the  IT  Solutions  Business,  purchasing  records  and  records  relating  to

suppliers;   and   (6)   subject   to   applicable   Law,  copies  of  all  personnel  records  of  all  Seller employees, including the Key Seller Employees.

(vii)     All  of  the  Seller’s  furniture  and  fixtures,  as  set  forth  on  Schedule

2.1(a)(vii) hereto (the “Furniture and Fixtures”);

(viii)    All  of  the  Seller’s  tools  and  equipment,  as  set  forth  on  Schedules

2.1(a)(viii) hereto (the “Equipment”);

(ix)

All  of  the  inventory,  merchandise,  stores  of  supplies,  spare  parts,

stock-in-trade  and  work  in  progress,  including,  without  limitation,  the  items  set  forth  on  the

Inventory Statement attached hereto as Schedule 2.1(a)(ix);

(x)

All Intellectual Property;

(xi)

All  policies  and  procedures,  methods  of  delivery  of  services,  trade secrets,  disks,  drawings  and  specifications,  market  studies,  consultants’  reports,  prototypes,  and

all   similar   property   of   any   nature,   tangible   or   intangible,   used   in   connection   with   the   IT

Solutions Business;

(xii)     All  goodwill  incident  to  the  IT  Solutions  Business,  including  the value  of  the  names  associated  with  the  IT  Solutions  Business  that  are  transferred  to  Purchaser hereunder and the value of good customer relations;

(xiii)    All computers, software programs, automation systems, accounting systems,  master  disks  of  source  codes,  and  other  proprietary  information  owned  or  licensed,

whether  for  general  business  usage  (e.g.  accounting,  word  processing,  graphics,  spreadsheet analysis,  etc.)  or  specific,  unique-to-the-business  usage,  and  all  computer  operating,  security  or

programming   software,   owned   or   licensed   and   used   in   the   operation   of   the   IT   Solutions

Business;

(xiv)     All  tangible  and  intangible  forms,  whether  or  not  stored,  compiled or memorialized, electronically, graphically, photographically, or in writing; and

(xv)      All  other  intangible  assets  (including  all  Claims,  contract  rights and  warranty  and  product  liability  claims  against  third  parties)  relating  to  the  Assets  or  the  IT

Solutions Business.

(b)

Sale  and  Purchase  of  IGXUK  Stock.   Subject  to  the  terms  and  conditions

of  this  Agreement,  Purchaser  agrees  to  purchase  from  Shareholder,  and  Shareholder  agrees  to sell to Purchaser, the IGXUK Shares for the consideration specified in this Agreement.

2.2.

Purchase Price.

(a)

Purchase  Price  Payable.   In  reliance  on  the  representations  and  warranties

of  the  Seller  and  the  Shareholder,  and  the  performance  of  the  covenants  and  fulfillment  of  the conditions  set  forth  in  this  Agreement,  Purchaser  will,  at  the  Closing,  purchase  the  Assets  from the  Seller  and  the  all  of  the  IGXUK  Shares  from  the  Shareholder,  and  in  respect  thereof  will,

subject  to  the  provisions  of  this  Agreement, pay an aggregate purchase price (“Purchase Price”)

to Seller and Shareholder equal to the sum of the amounts set forth in (1), (2), (3) and (4) below.

(1)

$1,500,000 at Closing (“Purchase Payment”), payable as follows:

(i)

$500,000 in cash; and

(ii)

Purchaser  shall  execute  a  promissory  note,  which  shall  be guaranteed  by  iGambit,  and  issue  the  same  to  Shareholder  in  the  principal  sum  of  $1,000,000,

plus  any    balance  of  the  Agreed  Liabilities  Amount  due  to  be  paid  to  applicable  Creditors pursuant  to  Section  2.2(b)(2)  below,  bearing  interest  at  the  rate  of  6%  A.P.R.,  with  a  maturity

date of the earlier of (1) iGambit’s completion of a capital raising transaction (or a     series

of

related transactions) with gross proceeds of at least $5 Million or (2) January 1, 2014,  substantially in the form attached as Exhibit 2.2(a)(1)(ii) (the “Shareholder Note”).

(2)

The   Agreed   Liability   Amount,   payable   pursuant   to   the   provisions   of

Section 2.2(b) below;

(3)

IGXUS  (or,  at  the  direction  of  IGXUS,  the  Shareholder)  will  also  receive an  aggregate  of  3.75  million  iGambit  Common  voting  shares  (the  “Shares”)  over  a  three-year period  starting  on  the  first  through  third  (3rd)  anniversary  of  the  Closing  Date,  based  upon  the following:

(i)

Year  1:    1.25  million  Shares.    The  issuance    of  937,500

Shares  is  conditioned  upon  IT  Solutions  Business  revenue  for  the year  ended  December  31,  2013  being  $44,000,000  (the  “Year  1

Revenue   Threshold”);   and   the   issuance   of   312,500   Shares   is

conditioned  upon  EBITDA  for  the  year  ended  December  31,  2013 being $1,700,000 (the “Year 1 EBITDA Threshold”).

(ii)

Year  2:    1.25  million  Shares.    The  issuance  of  937,500

Shares  is  conditioned  upon  IT  Solutions  Business  revenue  for  the year  ended  December  31,  2014  being  $48,000,000  (the  “Year  2

Revenue   Threshold”);   and   the   issuance   of   312,500   Shares   is

conditioned  upon  EBITDA  for  the  year  ended  December  31,  2014 being  $2,400,000  (the  “Year  2  EBITDA  Threshold”);  provided,

however,  that:    (A)  to  the  extent  that  the  IT  Solutions  Business

revenue  for  the  year  ended  12/31/13  exceeded  the  Year  1  Revenue

Threshold  (the  “Year  1  Excess  Revenue”),  such  Year  1  Excess

Revenue  shall  be  added  to  the  IT  Solutions  Business  revenue  for the year ended 12/31/14 for the purposes of determining the Year 2

Revenue  Threshold;  and  (B)  to  the  extent  that  the  IT  Solutions

Business  EBITDA  for  the  year  ended  12/31/13  exceeded  the  Year

1  EBITDA  Threshold  (the  “Year  1  Excess  EBITDA”),  such  Year

1  Excess  EBITDA  shall  be  added  to  the  IT  Solutions  Business

EBITDA   for   the   year   ended   12/31/14   for   the   purposes   of

determining the Year 2 EBITDA Threshold.

(iii)      Year  3:    1.25  million  Shares.    The  issuance  of  937,500

Shares  is  conditioned  upon  IT  Solutions  Business  revenue  for  the year  ended  December  31,  2015  being  $53,000,000  (the  “Year  3

Revenue  Threshold”);  and  the  issuance  of  312,500  Shares     is

conditioned  upon  EBITDA  for  the  year  ended  December  31,  2015 being  $2,600,000  (the  “Year  3  EBITDA  Threshold”);  provided,

however,  that:    (A)  to  the  extent  that  the  IT  Solutions  Business

revenue  for  the  year  ended  12/31/14  exceeded  the  Year  2  Revenue

Threshold  (the  “Year  2  Excess  Revenue”),  such  Year  2  Excess

Revenue  shall  be  added  to  the  IT  Solutions  Business  revenue  for the year ended 12/31/15 for the purposes of determining the Year 3

Revenue  Threshold;  (B)  to  the  extent  that  any  Year  1  Excess

Revenue  was  not  used  in  determining  whether  the  Year  2  Revenue

Threshold  was  met  pursuant  to  clause  (ii)  above,  such  Year  1

Excess   Revenue   shall   be   added   to   the   IT   Solutions   Business

revenue    for    the    year    ended    12/31/15    for    the    purposes    of

determining  the  Year  3  Revenue  Threshold;  (C)  to  the  extent  that the  IT  Solutions  Business  EBITDA  for  the  year  ended  12/31/14 exceeded  the  Year  2  EBITDA  Threshold  (the  “Year  2  Excess

EBITDA”),  such  Year  2  Excess  EBITDA  shall  be  added  to  the  IT

Solutions  Business  EBITDA  for  the  year  ended  12/31/15  for  the purposes  of  determining  the  Year  3  EBITDA  Threshold;  and  (D)

to  the  extent  that  any  Year  1  Excess  EBITDA  was  not  used  in

determining   whether   the   Year   2   EBITDA   Threshold   was   met

pursuant to clause (ii) above, such Year 1 Excess EBITDA shall be added  to  the  IT  Solutions  Business  EBITDA  for  the  year  ended

12/31/15  for  the  purposes  of  determining  the  Year  3  EBITDA

Threshold.

(4)

Seller  shall  receive  a  contingent  earn-out  of  an  aggregate  of  $3.75 million  in  cash  over  a  three-year  period  starting  on  the  first  through  third  anniversary  of signing of this agreement, based upon the following:

(i)

Year  1:   $937,500  of  the  cash  payment  will  be  conditioned

upon  IT  Solutions  Business  revenue  for  the  year  ended  December

31,  2013  meeting  the  Year  1  Revenue  Threshold;  and  $312,500  of

the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year ended December 31, 2013 meeting the Year 1 EBITDA Threshold.

(ii)

Year  2:   $937,500  of  the  cash  payment  will  be  conditioned

upon  IT  Solutions  Business  revenue  for  the  year  ended  December

31,  2014  meeting  the  Year  2  Revenue  Threshold;  and  $312,500  of

the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year ended December 31, 2014 meeting the Year 2 EBITDA Threshold;

provided,  however,  that:   (A)  to  the  extent  that  there  is  any  Year  1

Excess  Revenue,  such  Year  1  Excess  Revenue  shall  be  added  to the  IT  Solutions  Business  revenue  for  the  year  ended  12/31/14  for the  purposes  of  determining  the  Year  2  Revenue  Threshold;  and

(B)  to  the  extent  that  there  is  any  Year  1  Excess  EBITDA,  such

Year   1   Excess   EBITDA   shall   be   added   to   the   IT   Solutions

Business  EBITDA  for  the  year  ended  12/31/14  for  the  purposes  of determining the Year 2 EBITDA Threshold.

(iii)  Year  3:    $937,500  of  the  cash  payment  will  be  conditioned

upon  IT  Solutions  Business  revenue  for  the  year  ended  December

31,  2015  meeting  the  Year  3  Revenue  Threshold;  and  $312,500  of

the  cash  payment  will  be  conditioned  upon  EBITDA  for  the  year ended December 31, 2015 meeting the Year 3 EBITDA Threshold;

provided,  however,  that:   (A)  to  the  extent  that  there  is  any  Year  2

Excess  Revenue,  such  Year  2  Excess  Revenue  shall  be  added  to the  IT  Solutions  Business  revenue  for  the  year  ended  12/31/15  for the  purposes  of  determining  the  Year  3  Revenue  Threshold;  (B)  to

the   extent   that   any   Year   1   Excess   Revenue   was   not   used   in

determining   whether   the   Year   2   Revenue   Threshold   was   met

pursuant  to  clause  (ii)  above,  such Year 1 Excess Revenue shall be added  to  the  IT  Solutions  Business  revenue  for  the  year  ended

12/31/15  for  the  purposes  of  determining  the  Year  3  Revenue

Threshold;   (C)   to   the   extent   that   there   is   any   Year   2   Excess

EBITDA,  such  Year  2  Excess  EBITDA  shall  be  added  to  the  IT

Solutions  Business  EBITDA  for  the  year  ended  12/31/15  for  the purposes  of  determining  the  Year  3  EBITDA  Threshold;  and  (D)

to  the  extent  that  any  Year  1  Excess  EBITDA  was  not  used  in

determining   whether   the   Year   2   EBITDA   Threshold   was   met

pursuant to clause (ii) above, such Year 1 Excess EBITDA shall be added  to  the  IT  Solutions  Business  EBITDA  for  the  year  ended

12/31/15  for  the  purposes  of  determining  the  Year  3  EBITDA

Threshold.

(b)

Payment of Agreed Liability Amount.

(1)

Notwithstanding the provisions hereof, including but not limited to the  provisions  of  Section  2.2(b)(2)  hereof,  the  Seller  shall  transfer  the  Assets  to  the  Purchaser  at

Closing  free  and  clear  of  any  and  all  Liens  and  any  and  all  Liabilities  (other  than,  in  each  case,

Assumed  Liabilities  and  Permitted  Liens),  and  (2)  the  Purchaser  shall  not,  by  virtue  of  its purchase  of  the  Assets,  assume  or  become  responsible  for  any  Liabilities  of  the  Seller  or  of  any

other Person whatsoever other than the Assumed Liabilities.  Other than the Assumed Liabilities,

all Liabilities of the Shareholder or Seller whatsoever, whether or not disclosed to Purchaser, and whether  or  not  discharged  pursuant  to  the  provisions  of  Section  2.2(b)(2)  hereof  or  otherwise under  this  Agreement  or  the  Schedules  attached  hereto,  shall  constitute  “Excluded  Liabilities”.

The Seller and the Shareholder hereby jointly and severally covenant and agree to indemnify and

hold Purchaser harmless with respect to all Excluded Liabilities pursuant to Section 6 hereof.   If,

subsequent  to  the  Closing,  any  Excluded  Liability  is  asserted  against  the  Purchaser  or  any affiliate  thereof,  then,  notwithstanding  any  provision  hereof  to  the  contrary,  the  Purchaser  shall be  permitted  to  pay,  satisfy  and  discharge  such  Excluded  Liability  in  any  manner  Purchaser determines,  in  its  reasonable  discretion,  and  such  payment,  satisfaction  or  discharge  shall  in  no way  undermine  or  diminish  the  right  of  Purchaser  to  seek  indemnification  therefor  with  respect

thereto  in  accordance  with  Section  6.   In  addition,  Purchaser  shall  be  entitled  to  the  remedy  of indemnification  pursuant  to  Section  6  and  set-off  pursuant  to  Section  2.2(c)  with  respect  to  any such  payment,  satisfaction  or  discharge  of  any  Excluded  Liability  by  Purchaser  in  accordance with  the  foregoing.  Notwithstanding  the  foregoing,  subsequent  to  the  Closing,  Purchaser,  rather

than   Seller   or   the   Shareholder,   shall   be   responsible   for   the   satisfaction   of   any   Assumed

Liabilities.

(2)

Prior  to  the  Closing  (as  defined  in  Section  2.3  hereof),  Seller  shall update  Schedule  2.2(a)  to  reflect,  as  to  each  Creditor,  the  amount  that  such  Creditor  has  agreed to  accept  in  order  to  fully  and  completely  discharge  all  obligations  of  either  Seller  in  favor  of such Creditor, and Seller shall provide evidence to Purchaser and Keltic Financial Partners, LLC

(the  “Financing  Source”),  including  payoff  letters  from each  Creditor,  substantially  in  form and substance  attached  hereto  as  Exhibit  2.2(b)(2),  indicating  that  each  Creditor  has  in  fact  agreed  to accept  the  amount  set  forth  next  to  its  name  on  such  updated  Schedule  2.2(a)  to  fully  and completely  discharge  all  obligations  of  Seller  in  favor  of  such  Creditor,  with  the  aggregate amount  reflected  on  such  updated  Schedule  2.2(a)  to  be  equal  to  or  less  than  the  Agreed

Liabilities  Amount.  At  such  time  as  each  of  the  Creditors  specified  on  Schedule  2.2(a)  attached hereto  presents  the  Financing  Source  with  a  duly  executed  satisfaction  and  release  (and  with respect  to  Creditors  holding  recorded  Liens,  an  appropriate  instrument  of  release),  each  in  such form as is satisfactory to the Financing Source in its sole and absolute discretion (provided that if the  release  is  substantially  in  the  form  of  Exhibit  2.2(b)(2)  then  such  release  shall  be  deemed satisfactory  to  Financing  Source  for  purposes  hereof),  the  Financing  Source  shall  release  the amount  of  cash  set  forth  opposite  such  Creditor’s name (if any) on such updated Schedule 2.2(a)

to such Creditor.

(c)

Purchaser’s  Right  of  Set-Off.   In  addition  to  the  rights  and  remedies  set

forth  elsewhere  in  this  Agreement,  the  Purchaser  shall  have  the  right  to  set  off  against  (i)  the payment  of  any  liabilities  or  obligations  of  Seller  or  Shareholder  which  were  not  shown  on

Seller’s  or  IGXUK’s  general  ledger  or  otherwise  disclosed  to  Purchaser  or  iGambit  (or  any  of

their   respective   employees,   representatives   or   agents),   including,   but   not   limited   to,   trade

account   disputes,   back   taxes   and   penalties,     or   (ii)   any   payment   otherwise   due   to   Seller

hereunder  the  amount  of  Losses  for  which  Purchaser  is  entitled  to  indemnification  pursuant  to

Section 6.

(d)

Prepaid Items.  Liabilities for prepaid items attributable to the Assets, such as  real  estate  taxes,  personal  property  taxes,  rent,  fuel,  telephone  or  other  utility  and  service charges,  shall  be  prorated  and  allocated  between  the  Seller  and  Purchaser  as  of  the  close  of business  on  the  Closing  Date,  and  the  amount  of  such  proration  shall  be  a  deduction  or  addition,

as the case may be, to the Purchase Price.

(e)

Allocation  of  Purchase  Price.   The  Purchaser,  Shareholder  and  the  Seller

hereby  agree  upon  an  allocation  of  the  Purchase  Price  of  the  Acquired  Assets  and  the  IGXUK

Shares  pursuant  to  Section  1060  of  the  Code  and  the  Income  Tax  Regulations  as  Exhibit  2.2(e).

The  Purchaser  and  the  Seller  hereby  agree  to  reflect  such  allocation  on  IRS  Form  8594  (Asset

Acquisition  Statement)  under  Section  1060,  including  any  required  amendments  or  supplements thereto  (“Form  8594”),  and  shall  jointly  prepare  such  Form  8594  for  execution  promptly  after

Closing.    The  parties  hereto  further  agree  that  (i)  the  agreed  upon  allocation  of  the  Purchase

Price  shall  be  used  in  filing  all  required  forms  under  Section  1060  of  the  Code  and  all  tax returns;  and  (ii)  they  will  not  take  any  position  inconsistent  with  such  allocation  upon  any examination of any such tax return, in any refund claim or in any tax litigation.

2.3

Closing.

(a)

Time and Place.  Subject  to  the  terms  and  conditions  of  this  Agreement,

the  sale  and  purchase  of  the  Assets  and  IGXUK  Shares  contemplated  hereby  (the  “Closing”)

shall  take  place,  on  the  date  hereof,  remotely  by  exchanging  executed  counterparts  of  this

Agreement,   and   the   other   agreements,   instruments,   certificates   and   other   documents   to   be

entered  into,  or  delivered,  in  connection  herewith  or  therewith  (collectively,  the  “Transaction

Documents”),  and  delivery  of  the  Purchase  Price.   The  time  and  date  of  the  Closing  are  herein

referred  to  as  the  “Closing  Date,”  and  the  term  “Closing  Date”  shall  include  the  date  on  which the transactions contemplated hereunder are consummated.

(b)

Deliveries by Purchaser  to  the  Seller.    At  the  Closing,  Purchaser  (or  its

designee) shall deliver or cause to be delivered each of the following:

(i)

Cash  and  a  Shareholder  Note  duly  executed  by  iGambit,    in  the

amount of the Purchase Payment Amount, as provided for under Section 2.2(a) hereof;

(ii)

Intentionally Omitted;

(iii)      The  Employment  Agreement  (as  defined  herein),  executed  by  the

Purchaser;

(iv)

Intentionally Omitted;

(v)

Intentionally Omitted;

(vi)

A  Certificate  of  the  Secretary  of  each  of  Purchaser  and  iGambit showing  the  signatures  of  those  officers  of  Purchaser  and  iGambit,  respectively,  authorized  to

sign   this   Agreement,   the   Employment   Agreement,   the   Shareholder   Note,     and   all   other

Transaction  Documents  on  behalf  of  Purchaser  and  iGambit  and  certifying  that  said  signatures are the signatures of said authorized officers;

(vii)     Good standing certificates of each of Purchaser and iGambit, dated no  earlier  than  ten  (10)  calendar  days  prior  to  the  Closing  Date,  certifying  respectively  (i)  that

Purchaser  is  in  good  standing  in  the  State  of   Delaware;  and  (ii)  that  iGambit  is  in  good  standing in the State of Delaware;

(viii)    Resolutions  of  the  shareholders  (if  necessary)  and  the  directors  of each  of  Purchaser  and  iGambit  certified  by  the  Secretary  of  each  of  Purchaser  and  iGambit  as having  been  duly  and  validly  adopted  and  as  being  in  full  force  and  effect  on  the  date  hereof,

authorizing  the  execution  and  delivery  by  each  of  Purchaser  and  iGambit  of  this  Agreement  and other  Transaction  Documents,  and  authorizing  the  performance  by  Purchaser  and  iGambit  of  the transactions contemplated hereby and thereby;

(ix)

A  duly  executed  certificate  of  Purchaser  and  iGambit  described  in

Section 8.1 hereof;

(xi)

Duly  executed  assumptions  from  Purchaser,  assuming  all  of  the

Assumed Liabilities; and

(xii)     All  other  documents  necessary  or  appropriate,  in  the  reasonable opinion  of  Seller,  to  effectuate  the  purchase  and  sale  of  the  Assets  at  the  Closing  in  accordance with the provisions of this Agreement.

(c)

Deliveries by the Seller and the Shareholder.  At Closing, the Seller and/or

the  Shareholder,  as  applicable,  shall  deliver  or  cause  to  be  delivered  to  the  Purchaser  (or  its designee) each of the following:

(i)

An  Assignment  and  Bill  of  Sale,  in  such  form  as  mutually  agreed by  the  parties,  executed  by  the  Seller,  selling,  assigning,  transferring  and  delivering  to  Purchaser all of the Assets, free and clear of any and all Liens (other than Permitted Liens);

(ii)

A  Certificate  of  the  Secretary  of   IGXUS   showing  the  signatures

of  those  officers  of  IGXUS  ,  authorized  to  sign  this  Agreement  on  behalf  of  IGXUS    and

certifying that said signatures are the signatures of said authorized officers;

(iii)      A  copy  of  the  Articles  of  Incorporation  and  By-Laws  of  IGXUS,

together  with  all  amendments  and  supplements  thereto,  certified  by  the  Secretary  of  IGXUS  as

being   true   and   complete   in   all   material   respects;   and   the   Memorandum   and   Articles   of

Association of IGXUK, together with all amendments and supplements thereto;

(iv)

Good   standing   certificates   or   certificate   of   existence   or   the

certificate of authorization, as applicable of each of IGXUS and IGXUK dated no earlier than ten

(10)  calendar  days  prior  to  the  Closing  Date,  certifying  respectively  (i)  that  IGXUS  is  in  good standing  in  the  State  of  New  Jersey  and  is  qualified  to  do  business  in  the  State  of  Connecticut;

(ii)  that  IGXUS  is  qualified  to  do  business  in  all  of  the  other  states  in  which  IGXUS  then  does business;  (iii)  that  IGXUK  is  in  good  standing  in  the  United  Kingdom  and  is  qualified  to  do business  in  the  United  Kingdom  and  (iv)  that  IGXUK  is  qualified  to  do  business  in  all  of  the other countries in which IGXUK then does business;

(v)

Resolutions  of  the  shareholders  (if  necessary)  and  the  directors  of

IGXUS   certified  by  the  Secretary  of   IGXUS   as  having  been  duly  and  validly  adopted  and  as

being  in  full  force  and  effect  on  the  date  hereof,  authorizing  the  execution  and  delivery  by

IGXUS   of  this  Agreement  and  other  Transaction  Documents,  and  authorizing  the  performance by IGXUS  of the transactions contemplated hereby and thereby;

(vi)

A  duly  executed  certificate  of  Seller  and  Shareholder  described  in

Section 8.1 hereof;

(vii)     Intentionally omitted;

(viii)    Duly   executed   employment   agreement   from   the   Key   Seller

Employee  in  a  form  attached  hereto  as  Exhibit  2.3(c)(viii)  (the  “Employment  Agreement”)

which  shall  provide  a  minimum  three  (3)  year  term,  and  shall  provide  that  such  Key  Employee will  participate  in  the  programs  generally  offered  to  the  Purchaser’s  executive  team  with  respect to performance bonuses, medical benefits, insurance and the like;

(ix)

Duly executed confidentiality agreements from Seller’s employees,

as  set  forth  on  Schedule  2.3(c)(ix),  that  are  offered  and  accept  employment  with  the  Purchaser

(other  than  Key  Seller  Employee,  whose  confidentiality  obligations  shall  be  set  forth  in  the

Employment   Agreement)   in   a   form   reasonably   satisfactory   to   Purchaser   (collectively,   the

“Confidentiality Agreements”);

(x)

Duly  executed  assignments  from  Seller  assigning  all  of  Seller’s rights  in,  to  and  under  the  Assigned  Contracts  to  the  Purchaser  on  such  terms  and  conditions  as the Purchaser shall in the exercise of reasonable discretion determine (collectively, the “Contract

Assignments”);

(xi)

Duly  executed  written  consents  from  each  of  the  parties  to  each  of the  Assigned  Contracts,  to  the  extent  such  consent  is  required  pursuant  to  the  terms  thereof,

consenting to the assignment of the Contracts to the Purchaser, in such form as Purchaser shall in the  exercise  of  reasonable  discretion  determine  (collectively,  the  “Consents”),  except,  however,

Consents from those third parties listed on Schedule 3.2, which shall be attained after Closing;

(xii)     Duly  executed  assignments  of  the  existing  Leases  referred  to  on

Schedule   3.20   from   Seller   to   Purchaser,   in   form   and   substance   reasonably   satisfactory   to

Purchaser, and the consent of the landlord under such Lease to such assignment;

(xiii)     Any   documentation   reasonably   requested   by   Keltic   Financial

Services to be executed by Seller, IGXUK or Shareholder;

(xiv)     A  duly  executed  assignment  of  Seller’s  rights,  as  applicable,   to  all

of  the  third  party  software  identified  on  Schedule  3.21(b),  in  each  case,  in  form  and  substance reasonably satisfactory to the Purchaser;

(xv)      All  other  documents  necessary  or  appropriate,  in  the  reasonable opinion  of  Purchaser,  to  effectuate  the  purchase  and  sale  of  the  Assets  at  the  Closing,  free  and

clear   of   all   Liens   (other   than   Permitted   Liens),   in   accordance   with   the   provisions   of   this

Agreement; and

(xvi)   One  or  more  share  certificates  representing  the  IGXUK  Shares  (or an  appropriate  indemnity  if  such  certificate  has  been  lost)  for  cancellation  by  IGXUK,  together with  a  stock  transfer  form  in  respect  of  the  same  in  favor  of  the  Purchaser  to  be  dated  on  the

Closing Date and executed by Shareholder.

2.4

Further Assurances.     In   addition   to   the   actions,   documents   and   instruments

specifically  required  to  be  taken  or  delivered  hereby,  prior  to  and  after  the  Closing  and  without further consideration, each party shall execute, acknowledge and deliver such other assignments,

transfers, consents and other documents and instruments and take such other actions as any party or  its/his  counsel  may  reasonably  request  to  complete  and  perfect  the  transactions  contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER  AND  THE

SELLER.

The  Seller  and  the  Shareholder  hereby  jointly and severally represent and warrant to  Purchaser  that  the  following  representations  and  warranties  are  true  and  correct  in  all  material respects  on  the  date  hereof  and  will  be  true  and  correct  in  all  material  respects  on  and  as  of  the

Closing Date:

3.1

Organization and Good Standing.

(a)

IGXUS  is  a  corporation  duly  organized,  validly  existing  and  in  good standing  under  the  laws  of  the  State  of  New  Jersey  and  in  all  other  states  in  which  IGXUS  does business,  is  qualified  to  do  business  in  the  State  of  Connecticut  and  all  other  states  in  which

IGXUS does business and where the nature of its business or the nature and location of its assets requires  such  qualification,  except  in  those  jurisdictions  where  the  failure  to  qualify  would  not have a Material Adverse Effect ; and has full corporate power to execute, deliver and perform its obligations under this Agreement.

(b)

IGXUK  is  a  private  limited  company  duly  organized,  validly  existing  and in  good  standing  under  the  laws  of  England  and  Wales  and  is  qualified  to  do  business  in

England  and  Wales  and  all  other  countries  in  which  IGXUK  does  business  and  where  the  nature of  its  business  or  the  nature  and  location  of  its  assets  requires  such  qualification,  except  in  those

jurisdictions   where   the   failure   to   qualify   would   not   have   a   Material   Adverse   Effect   (as

hereinafter  defined);  and  has  full  corporate  power to  execute,  deliver  and  perform its  obligations under this Agreement.

3.2

Authority and Consents.   The  Seller  and  the  Shareholder  have  full  power  to  enter

into  and  to  carry  out  the  terms  of  this  Agreement.   The  Seller  and  its  directors  have  taken  all

action,  corporate  and  otherwise,  necessary  to  authorize  the  execution,  delivery  and  performance of this Agreement, the completion of the transactions contemplated hereby and the execution and delivery  of  any  and  all  instruments  necessary  or  appropriate  to  effectuate  fully  the  terms  and conditions of this Agreement.  Except as set forth on Schedule 3.2, no consent or approval of any third  party,  court,  governmental  agency,  other  public  authority  or  third  party  with  any  actual  or alleged  interest  in  the  Seller’s  business  or  the  Assets  is  required  as  a  condition  to  (a) the authorization,  execution,  delivery  and  performance  of  this  Agreement  or  any  other  instruments necessary to effectuate this Agreement; or (b) the consummation by the Seller of the transactions

contemplated   herein.     This   Agreement   has   been   properly   executed   and   delivered   by   the

Shareholder   and   the   Seller   and   constitutes   the   valid   and   legally   binding   obligation   of  the

Shareholder   and   the   Seller   and   is   enforceable   against   the   Shareholder   and   the   Seller   in

accordance  with  its  terms,  except  to  the  extent  enforceability  may  be  limited  by  bankruptcy,

insolvency,   reorganization,   moratorium   or   other   similar   laws   affecting   the   enforcement   of

creditors’ rights in general and subject to general principles of equity and the discretion of courts in granting equitable remedies.

3.3

Rights  of  First  Refusal;  Right  of  First  Negotiation,  Etc.   There  are  no  applicable

rights  of  first  refusal,  rights  of  first  negotiation,  rights  of  first  offer  or  similar  rights  of  any  kind that  would  require  either  Seller  or  the  Shareholder  to  provide  any  third  party  with  notice,  an opportunity  to  discuss,  negotiate  or  to  engage  in  any  of  the  transactions  contemplated  hereby prior to consummating the transactions contemplated hereby.

3.4

No Conflict.     Neither   the   execution   and   delivery   of   this   Agreement   nor   the

carrying  out  of  the  transactions  contemplated  hereby  will  result  in  (a) any  violation,  termination or  modification  of,  or  conflict  with,  the  articles  of  incorporation  or  By-Laws  of  Seller  or  the articles  of  association  of  IGXUK  or  any  of  the  contracts  or  other  instruments  to  which  either

Seller  or  the  Shareholder  is  a  party,  or  of  any  judgment,  decree  or  order  applicable  to  either

Seller or the Shareholder; or (b) the creation of any Lien on all or any portion of the Assets.

3.5

Broker’s and Finder’s Fees.    No  broker,  finder,  agent,  representative  or  similar

intermediary  has  acted  as  a  broker  for  or  on  behalf  of  the  Seller,  IGXUK  or  Shareholder  in connection  with  this  Agreement  or  the  transactions  contemplated  hereby,  and  no  broker,  finder,

agent  or  similar  intermediary  is  entitled  to  a  brokerage  commission,  finder’s  fee,  advisory  fee  or other  like  payment  (each,  a  “Broker’s  Fee”)  in  connection  herewith,  based  on  any  agreement  or understanding  with  Seller,  IGXUK  or  Shareholder,  or  any  action  taken  by  Shareholder,  IGXUK

or Seller.   Any such Broker’s Fee based on any agreement or understanding with Seller, IGXUK or  Shareholder,  or  any  action  taken  by  Seller,  IGXUK  or  Shareholder  which  may  be  due  in connection  with  the  purchase  and  sale  contemplated  by  this  Agreement  will  be  borne  by  the

Seller, IGXUK or Shareholder who has entered into the agreement to pay.

3.6

Litigation and Compliance.     There   is   no   Claim   pending   or,   to   the   Seller’s

Knowledge,  threatened  against  the  Assets  of  either  IGXUK  or  Seller.   Neither  Seller,  IGXUK

nor  the  Shareholder  are  subject  to  any  order  of  any  court,  regulatory  commission,  board  or administrative body entered in any proceeding to which IGXUS or IGXUK is a party or of which

any  of  the  foregoing  has  Knowledge.    Within  the  last  3  years,  the  Seller  and  IGXUK  have complied  with,  in  all  material  respects,  and  is  currently  in  compliance  with,  in  all  material

respects,   all   laws,   rules,   regulations,   orders,   ordinances,   judgments   and   decrees   of   any

governmental authority applicable to the Assets or the Seller’s IT Solutions Business.

3.7

Title  and Condition of Assets.    The  Seller  and  (where  applicable)  IGXUK  have

good  and  marketable  title  to  all  of  the  Assets,  free  and  clear  of  all  Liens  (other  than  Permitted

Liens).

3.8

Accounts   Receivable.     All   Accounts   Receivable   of   the   Seller   and   IGXUK

reflected  in  the  balance  sheet  for  the  most  recently  ended  period  included  in  the  Financial

Statements  (as  defined  in  Section  3.10),  and  all  Accounts  Receivable  that  have  arisen  since  the date  of  the  latest  balance  sheet  of  Seller  and  IGXUK  included  in  the  Financial  Statements

(except  Accounts  Receivable  that  have  been  collected  since  such  date)  are,  to  the  Seller’s  and

Shareholder’s  Knowledge,  valid  and  enforceable  claims,  and  constitute  bona  fide  Accounts

Receivable  resulting  from  the  provision  of  services  in  the  ordinary  course  of  the  Seller’s  IT

Solutions  Business.   To  the  Seller’s  and  Shareholder’s  Knowledge,  the  Accounts  Receivable  are

subject to no valid defense, offsets, returns, allowances or credits of any kind, except as reserved against  on  the  most  recent  balance  sheet  or  those  which  are  not  material,  individually  or  in  the aggregate, to Seller and arise in the ordinary course of the Seller’s IT Solutions Business; and, to

Seller’s and Shareholder’s Knowledge, are fully collectible within sixty (60) days from their due

date.    Except  for  the  Accounts  Receivable,  advances  to  employees  in  the  ordinary  course  of business  and  prepayment  of  expenses  incurred  in  the  ordinary  course  of  business,  the  Seller  and

IGXUK have not made any loan or advance to any Person.

3.9

Transfer  of  Capital  Stock.   Shareholder  has  the  full  right,  power  and  authority  to transfer  the  IGXUK  Shares  to  be  sold  by  Shareholder  to  Purchaser  pursuant  to  this  Agreement,

and  upon,  consummation  of  the  transactions  contemplated  by  this  Agreement,  Purchaser  will acquire  the  IGXUK  Shares  free  and  clear  of  all  covenants,  conditions,  restrictions,  voting  trust

arrangements,   liens,   claims,   charges,   encumbrances,   options   or   rights   of   any   other   kind.

Shareholder  has  good  and  marketable  title  to  the  IGXUK  Shares  to  be  sold  to  Purchaser  by

Shareholder  pursuant  to  this  Agreement  free  of  all  covenants,  conditions,  restrictions,  voting trust arrangements, liens, claims, charges, encumbrances, options or rights of any other kind.

3.10     Financial and Full Information.   The  Seller  has  delivered  to  Purchaser  unaudited

financial  statements  for  IGXUS  and  IGXUK  covering  the  periods  from  January  1,  2009  until

September  30,  2012  (the  “Financial  Statements”),  copies  of  which  are  attached  hereto  as

Exhibit   3.10.     To   Seller’s   Knowledge,   the   Financial   Statements   have   been   prepared   in

accordance   with   generally   accepted   accounting   principles   (“GAAP”),   are   true,   correct   and

complete  in  all  material  respects,  and  accurately,  in  all  material  respects,  reflect  the  financial position of the Seller and IGXUK for the periods set forth therein.

3.11     Absence of Undisclosed Liabilities.   As  of  the  date  hereof  and  as  of  the  Closing

Date,  other  than  (a)  Assumed  Liabilities,  and  (b)  Liabilities  incurred  in  connection  with  the

consummation   of   the   transactions   contemplated   by   this   Agreement   and   other   Transaction

Documents,  the  Seller  and  IGXUK  do  not  have  and  shall  not  have  any  indebtedness  or  other

Liability  of  any  kind  whatsoever,  absolute,  or  contingent,  that  is  not  either  (i)  specifically reflected on the Financial Statements, (ii) specifically set forth in a schedule to this Agreement or

(iii)  otherwise  specifically  disclosed  in  writing  to  Purchaser  in  this  Agreement.    In  addition,

other   than   (a)   Assumed   Liabilities,   and   (b)   Liabilities   incurred   in   connection   with   the

consummation   of   the   transactions   contemplated   by   this   Agreement   and   other   Transaction

Documents,  all  indebtedness  and/or  other  Liabilities  whatsoever  (including  trade  payables)  of

Seller are accurately reflected on Schedule 2.2(b)(2), and Seller has no indebtedness and/or other

Liabilities  (including  trade  payables)  whatsoever  other  than  as  set  forth  on  Schedule  2.2(b)(2),

attached hereto.

3.12     Capitalization.  Schedule 3.12 attached hereto accurately sets forth the authorized,

issued  and  outstanding  shares  of  capital  stock  of  IGXUK  and  the  class,  series  and  number  of

such  shares  owned  by  Seller  and/or  Shareholder.   All  of  the  issued  and  outstanding  shares  of

capital  stock  of  IGXUK  has  been  duly  authorized,  are  validly  issued,  fully  paid  and  non-

assessable,  are  not  subject  to,  nor  were  issued  in  violation  of,  any  preemptive  rights,  and  is

owned of record and beneficially by the parties set forth on Schedule 3.12.   Except as may be set

forth  on  the  Schedule 3.12,  there  are  no  outstanding  or  authorized  options,  warrants,  rights,

contracts,  calls,  puts,  rights  to  subscribe,  conversion  rights  or  other  agreements  or  commitments to  which  any  of  IGXUK,  the  Seller  or  the  Shareholder  is/are  a  party  or  which  are  binding  upon

any   of   IGXUK,   the   Shareholder   or   the   Seller   providing   for   the   issuance,   disposition   or

acquisition  of  any  of  IGXUK’s  capital  stock  or  other equity or any rights or interests exercisable

therefor.    There  are  no  voting  trusts,  proxies  or  any  other  agreements  or  understandings  with

respect  to  the  voting  of  the  securities  of  IGXUK.   Except  as  set  forth  on  Schedule  3.12,  IGXUK

is  not  subject  to  any  obligation  (contingent  or  otherwise)  to  repurchase  or  otherwise  acquire  or

retire  its  capital  stock.   Shareholder  is  the  beneficial  and  record  owner  of  all  of  the  outstanding shares of capital stock of the IGXUK, free and clear of all Liens.

3.13     Governmental  Licenses  and  Permits.   Seller  and  IGXUK  have   all  governmental

licenses  and  permits  and  other  governmental  authorizations  and  approvals  (i)  which  are  material

or   necessary for the operation of the IGXUK’s and Seller’s IT Solutions Business and the use of

the Assets   (in each case in accordance with past practice), or (ii) the lack of which would have a

Material Adverse Effect.

3.14     Business Records.    All  business  records  of  the  Seller  and  IGXUK  have  been provided  to  Purchaser  for  review,  are  complete  and  correct  in  all  material  respects,  and  fairly reflect the operations of the IT Solutions Business.

3.15     Insurance.   Set  forth  on  Schedule  3.15  is  a  true  and  complete  list  and  description of  all  insurance  in  force  on  the  date  hereof  with  respect  to  the  Assets  and/or  the  IT  Solutions

Business  of  Seller  and  IGXUK  together  with  a  summary  description  of  the  hazards  insured

against.    To  Seller’s  Knowledge,  such  policies  are  in  full  force  and  effect  with  insurers  and

copies  thereof  have  been  provided  to  Purchaser.   There  are  no  outstanding  unpaid  claims  under

any  such  policy,  and  neither  the  Seller  nor  the  Shareholder  has  any  Knowledge  of  any  notice  of

cancellation or non-renewal of any such policy.   To Seller’s Knowledge, there are and have been

no  inaccuracies  in  any  application  for  such  policies,  nor  any  failure  to  pay  premiums  thereon when  due.  Neither  the  Seller  nor  the  Shareholder  has  received  any  written  notice  from  any  of  its insurance  carriers  that  any  of  Seller’s  insurance  premiums  will  be  materially  increased  in  the future  or  that  any  insurance  coverage  will  not  be  available  to  the  Seller  in  the  future  on

substantially   the   same   terms   as   now   in   effect.     No   such   insurance   policies   call   for   any

retrospective  premium  adjustments.    All  such  insurance  policies  are  freely  assignable  by  the

Seller to Purchaser without the consent of any party.

3.16     Operation of the IT  Solutions  Business.   The  Assets  are  sufficient  to  operate  the

IT  Solutions  Business  in  accordance  with  past  practice in all material respects.   All of the Assets

of  Seller  and  IGXUK  are  in  good  condition  and  repair  (subject  to  ordinary  wear  and  tear),  and have  been  maintained  in  accordance  with  appropriate  manufacturer’s  standards  in  all  material respects.

3.17     Absence  of  Certain  Changes.   Since  October  19,  2012,  the  business  of  IGXUK

and  Seller  have  been  conducted  in  the  ordinary  course,  and  there  has  been  no  change  in  the

Seller’s  or  IGXUK’s  authorized  or  issued  securities,  grant  of  any  securities,  option  or  right  to purchase  securities  of  IGXUK  or  issuance  of  any  security/securities  convertible  into  capital stock or other securities of IGXUK.

3.18     Employee Matters.

(a)

Schedule 3.18 contains a complete and correct list of all Employee Benefit

Plans  (as  defined  below)  and  any  other  employee  benefit  arrangements  or  payroll  practices,

including,   without   limitation,   employment   agreements,   severance   agreements,   executive

compensation   arrangements,   incentive   programs   or   arrangements,   sick   leave,   vacation   pay,

severance  pay  policies,  salary  continuation  for  disability,  consulting  or  other  compensation

arrangements,    workers’    compensation,    retirement,    deferred    compensation,    bonus,    stock

purchase, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs,  any  plans  providing  benefits  or  payments  in  the  event  of  a  change  of  control,  change in  ownership,  or  sale  of  a  substantial  portion  (including  all  or  substantially  all)  of  the  assets  of the  Seller  and  IGXUK,  maintained  by  the  Seller  or  IGXUK,  as  the  case  may  be,  to  which  the

Seller  or  IGXUK,  as  the  case  may  be,   has contributed or is obligated to make payments, in each

case with respect to any employees (or, if the Seller has any existing liability, former employees)

of  the  Seller  and  IGXUK  (hereinafter,  the  “Employee  Benefit  Plans”).   All  Employee  Benefit

Plans  which  constitute  Employee  Pension  Plans  (as  defined  below)  (hereinafter,  the  “Employee

Pension  Plans”)  are  separately  listed  on  Schedule  3.18 of  the  Disclosure  Schedules.   The  Seller,

IGXUK  and  its  ERISA  Affiliates  do  not  and  have  never  maintained  or  participated  in  any

Employee  Benefit  Plans  which  are:   (a)  subject  to  Title  IV  of  the  Employee  Retirement  Income

Security  Act  of  1974,  as  amended  (“ERISA”)  or  the  minimum  funding  requirements  of  Section

412  of  the  Code;  (b)  Multiemployer  Plans  (as  defined  below);  (c) multiple  employer  plans subject  to  Sections  4063  and  4064  of  ERISA  (“Multiple  Employer  Plans”);  or  (d)  plant  closing benefit  plans.  As  used  in  this  Agreement,  (i)  “Employee  Benefit  Plan”  shall  have  the  meaning ascribed  to  such  term  by  Section 3(3)  of  ERISA,  (ii)  “Employee  Pension  Plan”  shall  have  the meaning  ascribed  to  such  term  by  Section  3(2)  of  ERISA,  (iii)  “ERISA  Affiliate”  shall  refer  to any  trade  or  business,  whether  or  not  incorporated,  the  employees  of  which,  together  with  the employees of the Seller and IGXUK, are treated as employed by a single employer under Section

414(b),   (c),   (m)   or   (o)   of   the   Code,   and   (iv)   “Multiemployer   Plans”   shall   mean   any

multiemployer  plan  as  defined  in  Section  3(37)  of  ERISA  to  which  the  Seller,  IGXUK  or  an

ERISA  Affiliate  has  contributed  or  is  or  was  obligated  to  make  payments,  in  each  case  with respect to any current or former employees of the Seller or IGXUK or an ERISA Affiliate before the Closing Date.

(b)

Except as set forth on Schedule 3.18:

(i)

to  Seller’s  Knowledge,  the  Employee  Pension  Plans  which  are

“defined  contribution  plans”  intended  to  qualify  under  Section  401  of  the  Code  are  so  qualified and  the  trusts  maintained  pursuant  thereto  are  exempt  from  federal  income  taxation  under

Section  501  of  the  Code,  and  nothing  has  occurred  with  respect  to  the  operation  of  such  plans which  could  cause  the  loss  of  such  qualification  or  exemption  or  the  imposition  of  any  material liability, lien, penalty, or Tax under ERISA or the Code;

(ii)

true, correct and complete copies of the following documents, with respect to the Employee Benefit Plans have been delivered to Purchaser:  (A) all plan documents,

including  trust  agreements,  insurance  policies  and  service  agreements  and  amendments  thereto,

(B)  the  most  recent  Forms  5500  and  any  financial  statements  attached  thereto  and  those  for  the prior  three  years,  (C)  the  last  Internal  Revenue  Service  determination  letter,  and  the  applications and  supporting  disclosure  documents  submitted  to  the  Internal  Revenue  Service  with  respect  to such  determination  letter,  and  all  other  correspondence  or  filings  with  a  governmental  agency  or

entity   including   without   limitation   compliance   program   applications,   (D)   summary   plan

descriptions,  (E)  employee  handbooks  or  manuals,  and  (F)  the  most  recent  actuarial  written descriptions of all non-written agreements relating to any such plan;

(iii)      to  Seller’s  Knowledge,  there  are  no  pending  Claims  which  have been  asserted  or  instituted  by  or  against  the  Employee  Benefit  Plans,  against  the  assets  of  any  of the trusts under such plans or by or against the plan sponsor, plan administrator, or any fiduciary of the Employee Benefit Plans (other than routine benefit claims);

(iv)

to  Seller’s  Knowledge,  all  amendments  and  actions  required  to

bring   the   Employee   Benefit   Plans   into   conformity  in   all   material   respects   with   all   of  the

applicable provisions of ERISA, the Code and any other applicable laws (including the rules and regulations  thereunder)  have  been  made  or  taken  except  to  the  extent  that  such  amendments  or actions  are  not  required  by  Law  to  be  made  or  taken  until  a  date  after  the  Closing  Date  and  are disclosed on Schedule 3.18 (b)(iv);

(v)

to  Seller’s  Knowledge,  the  Employee  Benefit  Plans  have  been

maintained,   in   form   and   operation,   in   all   material   respects   in   accordance   with   their   plan

documents  and  with  all  provisions  of  the  Code  and  ERISA  (including  rules  and  regulations thereunder)  and  other  applicable  Law,  and  none  of  the  Shareholder,  the  Seller  nor  any  “party  in interest”  or  “disqualified  person”  with  respect  to  the  Employee  Benefits  Plans  has  engaged  in  a

“prohibited  transaction”  within  the  meaning  of  Section  4975  of  the  Code  or  Title  I,  Part  4  or

ERISA;

(vi)

none of the Employee Benefit Plans contains any provisions which would  prohibit  the  transactions  contemplated  by  this  Agreement  or  which  would  give  rise  to  any

severance,   termination   or   other   payments   or   liabilities,   including   without   limitation   any

acceleration in benefit vesting or distribution, as a result of the transactions contemplated by this

Agreement;

(c)

Attached hereto as Schedule 3.18(c) is a complete and correct list of (i) all employee  grievances  during  the  last  three  (3)  years  and  (ii)  each  person  who,  as  of  the  date  set forth in such list, is employed by the Seller or IGXUK, including each active employee and each employee classified as inactive as a result of disability, leave of absence, layoff or other absence.

With  respect  to  such  persons,  such  list  includes  the  positions  and  the  current  wages  for  the  most

recent  payroll  period.    Schedule  3.18(c)  also  contains  a  description  of  all  existing  severance,

accrued   vacation   obligations   or   retiree   benefits   of   any   current   or   former   director,   officer,

employee or consultant of the Seller.  The employment or consulting arrangements of Seller with

all  such  persons  are  terminable  at  will.   The  Seller  has  not  made  any  written  or  oral  agreement with  or  promise  to  any  employee,  officer  or  consultant  regarding  continued  employment  by  the

Purchaser after the Closing Date;

(d)

To Seller’s Knowledge, as of the Closing, IGXUK complies in all material

respects,   and   prior   to   the   Closing   IGXUK   has   complied   in   all   material   respects,   with   its

obligations under the laws of England and Wales in respect of the provision of Employee Benefit

Plans and Employee Pension Plans.

3.19     Environmental Matters.

(a)

The  Seller  and  IGXUK  have  not  released,  emitted,  buried  or  otherwise

disposed    of    Regulated    Substances    (as    hereinafter    defined),    in    material    violation    of

Environmental  Laws,  on  any  property,  including  any  real  property  the  leasehold  interest  of

which  is  included  in  the  Assets  (each  a  “Property”  and  together  the  “Properties”).   The  Seller

and IGXUK have complied, in all material respects, with all Environmental Laws (as hereinafter defined)  applicable  to  Seller  and  IGXUK  pertaining  to  the  use,  ownership,  and  operation  of  the

Properties.

(b)

As  used  in  this  Agreement:  (i)  “Environmental  Law”  means  any  statute,

regulation,  rule,  code,  common  law,  order  or  judgment  of  any  applicable  federal,  state,  local  or foreign  jurisdiction  relating  to  pollution,  hazardous  substances,  hazardous  wastes,  petroleum  or

otherwise   relating   to   protection   of   the   environment,   natural   resources   or   human   health,

including,  by  way  of  example  and  not  by  way  of  limitation,  the  Clean  Air  Act,  the  Clean  Water

Act,    the    Resource    Conservation    and    Recovery    Act    (“RCRA”),    the    Comprehensive

Environmental  Response  Compensation  and  Liability  Act  (“CERCLA”),  the  Toxic  Substances

Control  Act  (“TSCA”),  and  the  Emergency  Planning  and  Community  Right-to-Know  Act,  all  as

currently   amended;   (ii)   “Regulated   Substances”   means   any   substance   regulated   under

Environmental  Laws,  including  but  not  limited  to  hazardous  waste,  as  defined  pursuant  to

RCRA,  hazardous  substances,  as  defined  pursuant  to  CERCLA,  toxic  substances  as  defined under TSCA, hazardous materials, as defined under the Hazardous Materials Transportation Act,

petroleum  and  its  fractions,  ACM’s  and  PCB’s;  and  (iii)  “the  Seller”  includes  any  predecessors or affiliates of the Seller.

3.20     Property.

(a)

Neither the Seller nor IGXUK owns any real property.  Schedule 3.20 lists as  of  the  date  hereof  all  written  leases,  subleases,  licenses,  rental  or  occupancy  agreements  and other  agreements  (including  all  amendments)  to  lease,  sublease,  license  or  otherwise  occupy  or permit  occupancy  of,  and  describes  all  oral  leases,  subleases,  licenses,  rental  or  occupancy agreements pursuant to which Seller leases, subleases, licenses, or otherwise rents or occupies or has  agreed  to  lease,  sublease,  license  or  otherwise  occupy  or  permit  occupancy  of,  any  real property (“Leases”).

(b)

All  of  the  Leases  are  valid  and  in full force and effect, enforceable against either  the  Seller  or  IGXUK,  and,  to  Seller’s  and  Shareholder’s  Knowledge,  against  the  other parties  thereto  (except,  in  each  case,  to  the  extent  enforceability  may  be  limited  by  bankruptcy,

insolvency,   reorganization,   moratorium   or   other   similar   laws   affecting   the   enforcement   of

creditors’ rights in general and subject to general principles of equity and the discretion of courts

in   granting   equitable   remedies);   and   have   not   been   assigned,   modified,   supplemented   or

amended   other   than   as   disclosed   by   Seller   or   Shareholder   to   Purchaser.     The   Seller   and

Shareholder  have  delivered  to  the  Purchaser  true  and  complete  copies  of  all  of  the  Leases,  all

amendments    thereto,    and    all    material    correspondence    related    thereto,    including    all

correspondence pursuant to which any party to any of the Leases declared a default thereunder or provided notice of the exercise of any option granted to such party under such Lease.

(c)

Intentionally Omitted.

(d)

Neither  the  Shareholder  nor  the  Seller  has  received  any  notice  that  any  of the  Property,  or  the  use,  occupancy  or  operation  thereof  violates  any  governmental  requirements or deed or other title covenants or restrictions.

(e)

Intentionally Omitted.

(f)

There  are  no  parties  other  than  the  Seller,  Shareholder  or  IGXUK  in possession  of  any  of  the  Property  or  any  portion  thereof,  and  there  are  no  leases,  subleases,

licenses,  concessions  or  other  agreements,  written  or  oral,  granting  to  any  party  or  parties  other than  the  Seller  or  IGXUK,  the  right  of  use  or  occupancy  of  any  of  the  Property  or  any  portion thereof other than the Leases.

3.21     Intellectual Property.

(a)

Schedule   3.21(a)  contains  a  true  and  complete  list  of  the  Intellectual

Property,   and   includes   details   of   all   due   dates   for   further   filings,   maintenance   and   other

payments  or  other  actions  falling  due  in  respect  of  the  Intellectual  Property  within  twelve  (12)

months  following  the  Closing  Date,  and  the  current  status  of  the  corresponding  registrations,

filings,  applications  and  payments.    All  of  the  registrations  and  applications  arising  from  or relating  to  the  Intellectual  Property  are  and  remain  valid  and  subsisting,  in  good  standing,  with all  fees,  payments  and  filings  due  as  of  the  Closing  Date  duly  made,  and  the  due  dates  specified

on  Schedule  3.21(a)  are  accurate  and  complete  in  all  material respects.   All of these registrations

and  applications  are  enforceable.   The  Seller,  Shareholder  and  IGXUK  have  delivered  correct and  complete  copies  of  all  of  these  registrations  and  applications,  and  has  made  available  for review  correct  and  complete  copies  of  all  other  written  documentation  evidencing  ownership  of

each  of  the  foregoing.   The  Seller  has  made  all  other  registrations  relating  to  the  IT  Solutions

Business   that   it   is   required   to   have   made   and   is   in   good   standing   with   respect   to   such

registrations with all fees due as of the Closing duly made.

(b)

The  Intellectual  Property  consists  solely  of  items  and  rights  that  are:   (1)

owned  by  either  the  Seller  or  IGXUK;  (2)  in  the  public  domain;  or  (3)  rightfully  used  by  either the  Seller  or  IGXUK  pursuant  to  a  valid  license,  sublicense,  consent  or  other  similar  written

agreement  (the  “Licensed  Intellectual  Property”).   The  parties  and  date  of  each  such  agreement

regarding  the  Licensed  Intellectual  Property  are  set  forth  on  Schedule  3.21(b).   To  the  Seller’s

and  Shareholder’s  Knowledge,  the  Seller  and  IGXUK  each  have  all  rights  in  the  Intellectual

Property  reasonably  necessary  and  reasonably  sufficient  to  carry  out  the  Seller’s  and  IGXUK’s current  activities  and  proposed  activities  relating  to  the  IT  Solutions  Business  (and  had  all  rights necessary  to  carry  out  its  former  activities  at  the  time  such  activities  were  being  conducted),

including  and  to  the  extent  required  to  carry  out  such  activities,  rights  to  make,  use,  reproduce,

modify,  adapt,  create  derivative  works  based  on,  translate,  distribute  (directly  and  indirectly),

transmit,  display  and  perform publicly,  license,  rent  and lease and, as applicable, assign and sell,

the  Intellectual  Property.   The  Seller  and  Shareholder  each  have  delivered  correct  and  complete copies of all material license agreements to the Purchaser, and, as applicable, has made available for  review  correct  and  complete  copies  of  all  other  written  documentation  evidencing  that  the

Seller and/or IGXUK have rights in each of the foregoing.

(c)

To  Seller’s  and  Shareholder’s  Knowledge,  neither  the  Seller  nor  IGXUK have  infringed  upon  or  misappropriated  any  Intellectual  Property  Rights  or  personal  right  of  any

person  anywhere  in  the  world.     No  Claims  or  written  notice  (1)  challenging  the  validity,

effectiveness  or  ownership  by  the  Seller  of  any  of  the  Intellectual  Property,  or  (2)  to  the  effect that  the  use,  distribution,  licensing,  sublicensing,  sale  or  any  other  exercise  of  rights  in  any product,  service,  work,  technology  or  process  as  now  used  or  offered  or  proposed  for  use,

licensing,  sublicensing,  sale  or  other  manner  of  commercial  exploitation  by  either  the  Seller  or

IGXUK   infringes  or  will  infringe  on  any  Intellectual  Property  Rights  or  personal  right  of  any

Person  have  been  asserted  or,  to  Seller’s  Knowledge,  are  threatened  by  any  Person.   To  Seller’s

and  Shareholder’s  Knowledge,  there  is  and  has  been  no  unauthorized  use,  infringement  or misappropriation of any Intellectual Property by any third party, employee or former employee.

(d)

The Seller and IGXUK are not, nor as a result of the execution or delivery of  this  Agreement,  or  performance  of  the  Seller’s  obligations  hereunder,  will  the  Seller  or

IGXUK,  be,  in  violation  of  any  license,  sublicense,  agreement  or  instrument  relating  to  the

Intellectual  Property  to  which  the  Seller  or  IGXUK  is  a  party  or  otherwise  bound,  nor  will execution  or  delivery  of  this  Agreement,  or  performance  of  the  Seller’s  obligations  hereunder,

cause  the  diminution,  termination  or  forfeiture  of  any  Intellectual  Property  or  any  rights  therein or thereto.

(e)

The  Intellectual  Property  is  free  and  clear  of  any  and  all  Liens  (other  than

Permitted Liens).

(f)

The  Seller  and  IGXUK  do  not  owe  any  royalties,  license  fees,  guaranteed

maintenance  fees  or  other  payments  to  third  parties  in  respect  of  the  Intellectual  Property.   All

royalties,  license  fees,  guaranteed  maintenance  fees  or  other  payments  that  have  accrued,  or  will

accrue,  prior  to  the  Closing  have  been  paid  or  will  be  paid  prior  to  Closing.    The  Seller  and

IGXUK   will   not   owe   any   such   payments   or   any   additional   payments   as   a   result   of   the

consummation of the transactions contemplated hereby.

3.22     Contracts.

(a)

Schedule  3.22(a)  sets  forth  a  list  of  all  Contracts  to  which  the  Seller  and

IGXUK  are  a  party  or  by  which  the  Seller,  IGXUK,  the  IT  Solutions  Business  or  any  of  the

Assets is bound as of the date hereof including:

(1)

any  Contract  for  IGXUK’s  or  the  Seller’s  provision  of  engineering or other services related to the IT Solutions Business;

(2)

any  continuing  Contract  for  management  or  consulting  services  or services of independent contractors or subcontractors;

(3)

any  Contract  that  expires  more  than  one  year  after  the  date  of  this

Agreement  and  any  Contract  that  may  be  renewed  at  the  option  of  any  person  other  than  the

Seller so as to expire more than one year after the date of this Agreement;

(4)

any  trust  indenture,  mortgage,  promissory  note,  loan  agreement  or other  Contract  for  the  borrowing  of  money,  any  currency  exchange,  commodities  or  other

hedging   arrangement   or   any   leasing   transaction   of   the   type   required   to   be   capitalized   in

accordance with GAAP;

(5)

any  Contract  for  capital  expenditures  in  excess  of  $5,000  (or,  if applicable, the sterling or Euro equivalent) in the aggregate;

(6)

any  Contract  limiting  the  freedom  of  the  Seller  to  engage  in  any line  of  business  or  to  compete  with  any  other  Person,  or  any  confidentiality,  secrecy  or  non-

disclosure  contract  or  any  contract  that  may  be  terminable  as  a  result  of  the  Seller’s  status  as  a competitor of any party to such contract;

(7)

any   Contract   pursuant   to   which   the   Seller   is   a   lessor   of   any

Tangible Personal Property, pursuant to which payments in excess of $5,000 remain outstanding;

(8)

any Contract with an affiliate;

(9)

any  agreement  of  guarantee,  support,  indemnification,  assumption or endorsement of, or any similar commitment with respect to, the Liabilities of any other Person other  than  customary  customer  agreements  made  in  the  ordinary  course  of  the  IT  Solutions

Business;

(10)      any  employment  Contract,  arrangement  or  policy  (including  any collective  bargaining  contract  or  union  agreement)  that  may  not  be  immediately  terminated without financial notifications or penalty (or any augmentation or acceleration of benefits);

(11)      any  Contract  providing  for  a  joint  venture  or  partnership  with  any other Person;

(12)      any  oral  contract,  true  and  correct  summaries  of  which  have  been provided to the Seller; and

(13)      any  Contract  that  is  otherwise  in  any  way  material  to  the  Assets and/or  the  IT  Solutions  Business  and  is  not  described  in  any  of  the  categories  specified  in  this

Section 3.22(a).

(b)

The  Seller  and  IGXUK  have  performed,  in  all  material  respects,  all  of  the obligations  required  to  be  performed  by  either  and,  to  Seller’s  Knowledge,  are  entitled  to  all benefits  under,  and,  to  Seller’s  Knowledge,  are  not  alleged  to  be  in  default  in  respect  of  any

Assigned  Contract  (or,  with  respect  to  IGXUK,  any  Contract  described  in  Section  3.22(a)  to

which  IGXUK  is  a  party  (each  an  “IGXUK  Contract”)).   Each  of  the  Assigned  Contracts  and

IGXUK  Contracts  is  valid  and  binding  and  in  full  force  and  effect  (subject  to  bankruptcy,

reorganization,  receivership  and  other  laws  affecting  creditors’  rights  generally  and  applicable equitable  principles  (whether  considered  in  a  proceeding  at  law  or  in  equity)),  and  except  as disclosed  on  Schedule  3.22(b),  to  Seller’s  Knowledge,  there  exists  no  default  or  event  of  default or event, occurrence, condition or act, with respect to the Seller or IGXUK, or with respect to the other  contracting  party,  that,  with  the  giving  of  notice,  the  lapse  of  time  or  the  happening  of  any other  event  or  condition,  would  become  a  default  or  event  of  default  under  any  Assigned

Contract  or  any  IGXUK  Contract.   Neither  the  Seller  nor  IGXUK  has  received  written  or  oral

notice   of   cancellation,   modification   or   termination   of   any   Assigned   Contract   or   IGXUK

Contract.   Seller  and  IGXUK  do  not  have  actual  notice  that  one  or  more  of  the  parties  to  any

Assigned  Contract  or  IGXUK  Contract  intends  to  terminate  or  alter  the  provisions  thereof  by

reason  of  the  transactions  contemplated  hereby.   Since  the  date  of  the  latest  balance  sheet  of  the

Seller  contained  in  the  Financial  Statements,  except  as  set  forth  on  Schedule  3.22(b),  neither  the

Seller  nor  IGXUK  has  waived  any  right  under  any  Assigned  Contract  or  IGXUK  Contract,

amended  or  extended  any  Assigned  Contract  or  IGXUK  Contract  or  failed  to  renew  (or  received notice  of  termination  or  failure  to  renew  with  respect  to)  any  Assigned  Contract  or  IGXUK

Contract.   True,  correct  and  complete  copies  of  all  Assigned  Contracts  and  IGXUK  Contracts have been delivered to the Purchaser.

(c)

Schedule  3.22(a)  denotes  with  an  asterisk  all  of  the  Contracts  (if  any)  that will be Excluded Contracts.

(d)

None  of  the  Assigned  Contracts  was  awarded  to  the  Seller  or  IGXUK  as  a

result   of   (in   whole   or   in   part)   IGXUK   or   the   Seller’s   status   as   a   minority-owned   or

disadvantaged business or similar status.

(e)

All  of  the  Assigned  Contracts  may  be  assigned  to  the  Purchaser  without obtaining  the  consent  of  any  party  thereto,  other  than  to  the  extent  specifically  set  forth  on

Schedule 3.22(e).

3.23     Taxes and Tax Returns.

(a)

Except as set forth on Schedule 3.23:

(1)

The  Seller  has  timely  filed  or  timely  requested  extensions  to  file those  Tax  Returns  that  are  currently  due  for  all  taxable  periods  ending  on  or  before  the  Closing

Date  and  all  such  Tax  Returns  are  true,  correct  and  complete.    Quarterly  Value  Added  Tax

Returns  for  IGXUK  have  consistently  been  submitted  late  but  this  has  not  given  rise  to  any penalties as the returns have always shown a repayment position.  Copies of all such Tax Returns for the periods ending on or after December 31, 2004 have been given to the Purchaser;

(2)

The  Seller  and  IGXUK  have  paid  to  the  appropriate  Governmental

Authority,  or  has  established,  in  accordance  with  GAAP  and  consistent  with  past  practice,

accruals  that  are  reflected  on  the  Seller’s  financial  statements  (as  provided  to  the  Purchaser hereunder)  for  the  payment  of  all  Taxes  imposed  on  the  Seller  or  for  which  the  Seller  could  be liable,  whether  to  taxing  authorities  or  to  other  persons  (pursuant  to  a  tax  sharing  agreement  or otherwise) for all taxable periods beginning on or before the Closing Date;

(3)

No  extension  of  time  has  been  requested  or  granted  for  the  Seller and/or  IGXUK  to  file  any  Tax  Return  that  has  not  yet  been  filed  or  to  pay  any  Tax  that  has  not yet been paid;

(4)

The Seller and IGXUK have not received notice of a determination by  a  Governmental  Authority  that  Taxes  are  owed  by  the  Seller  (such  determination  to  be referred  to  as  a  “Tax  Deficiency”)  that  has  not  been  resolved  as  of  the  date  of  Closing  and,  to the Seller’s Knowledge, no Tax Deficiency is proposed or threatened;

(5)

All  Tax  Deficiencies  have  been  paid  or  finally  settled  and  all amounts determined by settlement to be owed have been paid;

(6)

Except  in  the  case  of  a  Lien  for  ad  valorem  property  taxes  not  yet due  and  payable,  there  is  no  unpaid  Tax  (a)  that  constitutes  a  Lien  upon  any  of  the  Assets  or  (b)

for  which  the  Purchaser  would  be  liable  under  applicable  Law  by  reason  of  having  acquired  the

Assets;

(7)

There   are   no   presently   outstanding   waivers   or   extensions   or

requests  for  waiver  or  extension  of  the  time  within  which  a  Tax  Deficiency  may  be  asserted  or assessed;

(8)

No  issue  has  been  raised  in  any  examination,  investigation,  audit,

Claim   or   proceeding   relating   to   Taxes   (a   “Tax   Audit”)   which,   by   application   of   similar

principles  to  any  past,  present  or  future  period,  would  result  in  a  Tax  Deficiency  for  such  period and no Claim has ever been made by a Governmental Authority in a jurisdiction where the Seller does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;

(9)

There  are  no  pending  or,  to  the  Seller’s  Knowledge,  threatened,

Tax  Audits  of  the  Seller  and  except  for  a  pending  audit  of  the  operation  of  IGXUK  PAYE  on employees  arranged  for  February  2013,  IGXUK  there  are  no  pending  or,  to  the  Shareholder’s

Knowledge, threatened, Tax Audits of IGXUK;

(10)      To  Seller’s  Knowledge,  there  are  no  requests  for  rulings  in  respect of any Tax pending between the Seller or IGXUK and any Governmental Authority;

(11)      To Seller’s Knowledge, the Seller and IGXUK have complied with all applicable Laws in all material respects relating to the withholding and payment of Taxes and has  timely  withheld  and  paid  to  the  proper  Governmental  Authorities  all  amounts  required  to have  been  withheld  and  paid  in  connection  with  amounts  paid  or  owing  to  any  employee,

independent contractor, creditor or shareholder;

(12)      To  Seller’s  Knowledge,  the  Seller  and  IGXUK  have  disclosed  on its  federal  income  Tax  Returns  all  positions  taken  therein  that  could  give  rise  to  a  substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(13)      Intentionally omitted;

(14)      To   Seller’s   Knowledge,   none   of   the   Assets   of   the   Seller   and

IGXUK  is  property  that  it  is  required  to  be  treated  as  being  owned  by  any  other  person  pursuant to the “safe harbor lease” provisions of former Section 168(f)(8) of the Code;

(15)      None  of  the  Assets  of  the  Seller  and  IGXUK  directly  or  indirectly secures any debt, the interest on which is tax-exempt under Section 103(a) of the Code;

(16)      None  of  the  Assets  of  the  Seller  and  IGXUK  is  “tax-exempt  use property” within the meaning of Section 168(h) of the Code;

(17)      The   Seller   does   not   have,   and   has   not   had,   a   permanent

establishment  in  any  foreign  country,  as  defined  in  any  applicable  tax  treaty  or  convention between the United States and such foreign country; and

(18)      Neither  the  Seller  nor  IGXUK  are  a  party  to  any  Tax  allocation  or

Tax sharing agreement

(b)

Schedule  3.23  contains:    (1)  a  schedule  of  the  filing  dates  of  all  Tax

Returns required to be filed by the Seller and/or IGXUK; (2) a description of all past Tax Audits involving  the  Seller  and/or  IGXUK;  and  (3)  a  list  of  the  states,  territories  and  jurisdictions

(whether  foreign  or  domestic)  to  which  any  Tax  is  properly  payable  by  either  the  Seller  or

IGXUK.   Except  as  set  forth  on  Schedule  3.23,  to  Seller’s  Knowledge,  the  Seller  and  IGXUK

have  retained  all  supporting  and  backup  papers,  receipts,  spreadsheets  and  other  information reasonably necessary for:  (A) the preparation of all Tax Returns that have not yet been filed; and

(B)  the  defense  of  all  Tax  Audits  involving  taxable  periods  either  ending  on  or  during  the  six years  prior  to  the  Closing  Date  or  from which  there  are  unutilized  net  operating  loss,  capital  loss or investment tax credit carryovers.

(c)

To   Seller’s   Knowledge,   the   Seller   and   IGXUK   have   collected   and

remitted to the appropriate Governmental Authority all sales and use or similar Taxes required to have  been  collected,  including  any  interest  and  any  penalty,  addition  to  tax  or  additional  amount

unpaid,   and   has   been   furnished   properly   completed   exemption   certificates   for   all   exempt

transactions.   To  Seller’s  Knowledge,  the  Seller  and  IGXUK  have  collected  and/or  remitted  to

the   appropriate   Governmental   Authority   all   property   Taxes,   customs   duties,   fees,   and

assessments which are other than in the nature of income taxes or charge of any kind whatsoever

(including  Taxes  assessed  to  real  property  and  water  and  sewer  rents  relating  thereto),  including any interest and any penalty, addition to tax or additional amount unpaid.

3.24     Solvency.    No  insolvency  proceeding  of  any  character  including  bankruptcy,

receivership,    reorganization,    composition    or    arrangement    with    creditors,    voluntary    or

involuntary,  affecting,  the  Seller  or  IGXUK  (other  than  as  a  creditor)  or  any  of  the  Assets  are pending or are being contemplated by the Seller or IGXUK, or, to Seller’s Knowledge, are being threatened against the Seller or IGXUK by any other Person, and the Seller and IGXUK have not made  any  assignment  for  the  benefit  of  creditors  or  taken  any  action  in  contemplation  of  which that  would,  to  Seller’s  Knowledge,  constitute  the  basis  for  the  institution  of  such  insolvency

proceedings.      Immediately   after   giving   effect   to   the   consummation   of   the   transactions

contemplated  hereby,  (a)  the  Seller  will  be  able  to  pay  the  Excluded  Liabilities  as  they  become due;  (b)  the  value  of  the  remaining  assets  (if  any)  of  the  Seller  (calculated  at  fair  market  value)

will  exceed  the  Excluded  Liabilities;  and  (c)  taking  into  account  all  pending  and  threatened litigation of which Seller has Knowledge, final judgments against the Seller in actions for money damages  are  not  reasonably  anticipated  to  be  rendered  at  a  time  when,  or  in  amounts  such  that,

the  Seller  will  be  unable  to  satisfy  any  such  judgments  promptly  in  accordance  with  their  terms

(taking  into  account  the  maximum  probable  amount  of  such  judgments  in  any  such  actions  and the  earliest  reasonable  time  at  which  such  judgments  might  be  rendered)  as  well  as  all  other obligations of the Seller.

3.25     Sufficiency   of   Acquired   Assets.     To   the   best   of   Seller’s   and   Shareholder’s

Knowledge,  the  Assets  along  with  IGXUK’s  assets  constitute  all  of  the  assets,  tangible  and intangible,  of  any  nature  whatsoever,  reasonably  necessary  to  operate  the  IT  Solutions  Business in  accordance  with  IGXUK’s  and  Seller’s  past  practices,  and  include  all  of  the  operating  assets of Seller (other than Excluded Assets).

3.26     Affiliate   Transactions.  No   officer,   manager,   member,   director,   employee   or

affiliate of IGXUK or the Seller (other than the Key Seller Employee) or any entity in which any such  entity  or  individual  is  an  officer,  director,  manager  or  the  owner  of  five  percent  (5%)  or more  of  the  beneficial  ownership  interests,  is  a  party  to  any  contract  (written  or  oral)  with

IGXUK  or  the  Seller,  or  has  any  interests  in  any  property  used  in  the  IT  Solutions  Business  or

has  any  claim  or  right  against  the  Seller,  or  IGXUK,    other  than,  with  respect  to  officers,

directors  and  managers,  agreements  relating  to  their  employment  by  IGXUK  or    the  Seller

(including  without  limitation  employment,  confidentiality,  and  inventions  agreement),  and  with

respect   to   members,   relating   to   their   respective   membership   interests   in   IGXUK   or   the

Seller.  Each  affiliate  transaction,  if  any,  was  effected  on  terms  equivalent  to  those  which  would have  been  established  in  an  arm’s-length  negotiation.  None  of  the  Seller,  IGXUK  or  any  of  its

affiliates  has  any  direct  or  indirect  interest  in  any  competitor  of  the  Seller  or  IGXUK,  except  for

passive   ownership   of   less   than   five   percent   (5%)   of   the   outstanding   capital   stock   of   any

competing business that is publicly traded on any recognized exchange or in the over-the-counter market.

3.27     Securities Act Acknowledgements, Representations, Warranties and Covenants.

(a)

Acknowledgments.  Shareholder   agrees   and   acknowledges   that:   (1)   no

federal   or   state   agency   has   made   any   finding   or   determination   as   to   the   fairness   of   the

distribution  of  the  Shares  for  investment,  or  any  recommendation  or  endorsement  of  the  Shares;

(2) the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”),

or the securities acts of any state and, as a result, the Shareholder must bear the economic risk of the  investment  indefinitely  because  the  Shares  may  not  be  sold  unless  subsequently  registered under  the  Act  and  the  securities  laws  of  any  appropriate  states  or  an  exemption  from  such registration  is  available,  and  that  such  registration  under  the  Act  and  the  securities  laws  of  any such  states  is  unlikely  at  any  time  in  the  future;  (3)  iGambit  does  not  have  any  present  intention and  is  under  no  obligation  to  register  the  Shares,  whether  upon  initial  issuance  or  upon  any transfer  thereof  under  the  Act  and  applicable  state securities laws, and Rule 144 and/or Rule 145 may  not  be  available  as  a  basis  for  exemption  from  registration;  and  (4)  unless  and  until registered  under  the  Act,  all  certificates  evidencing  the  Shares,  whether  upon  initial  issuance  or upon  any  transfer  thereof,  will  bear  a  legend,  prominently  stamped  or  printed  thereon,  reading substantially as follows:

“THE    SECURITIES    REPRESENTED    BY    THIS    CERTIFICATE    HAVE    NOT    BEEN

REGISTERED    UNDER    THE    SECURITIES    ACT    OF    1933,    AS    AMENDED    (THE

“SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES

MAY   NOT   BE   SOLD,   PLEDGED,   OR   OTHERWISE   TRANSFERRED   WITHOUT   AN

EFFECTIVE   REGISTRATION   STATEMENT   FOR   SUCH   SECURITIES   UNDER   THE

SECURITIES  ACT  AND  APPLICABLE  STATE  SECURITIES  LAWS,  OR  PURSUANT  TO

AN  EXEMPTION  FROM  THE  REGISTRATION  PROVISIONS  OF  THE  SECURITIES  ACT

AND APPLICABLE STATE SECURITIES LAWS.”

(b)

Representations,   Warranties   and   Covenants.  (1)   The   Shares   are   being

acquired  for  the  Shareholder’s  own  account  for  investment  and  not  for  distribution  or  resale  to others  and  the  Shareholder  will  not  sell  or  otherwise  transfer  the  Shares,  whether  by  dividend  or other  distribution  or  upon  liquidation  or  dissolution  or  otherwise, unless  they  are  registered under  the  Act  and  the  securities  acts  of  any  appropriate  state  or  unless  an  exemption  from  such

registration   is   available   and   iGambit   is   satisfied   that   such   exemption   is   available;   (2)   the

acquisition  of  the  Shares  by  the  Shareholder  hereunder  is  consistent  with  its  general  investment objectives  and  the  Shareholder  understands  that  the  acquisition  of  the  Shares  is  a  speculative investment  involving  a  high  degree  of  risk,  including  the  risk  of  total  loss  of  such  investment,

and  there  is  now  no  established  market  for  iGambit’s  capital  stock  and  there  is  no  assurance  that any  public  market  for  such  stock  will  develop;  (3)  the  Shareholder  has  adequate  means  of providing  for  his  current  needs  and  possible  personal  contingencies  and  he  has  no  need  for liquidity in this investment and can bear the risk of losing his entire investment in the Shares; (4)

iGambit  has  made  available  to  the  Shareholder  at  a  reasonable  time  prior  to  its  investment  the opportunity  to  ask  questions  and  receive  answers  concerning  the  Shares  and  to  obtain  any additional  information  which  iGambit  possesses  or  can  acquire  without  unreasonable  effort  or expense  that  is  necessary  in  connection  with  the  investment  but  the  Shareholder  agrees  and acknowledges,  however,  that  he  has  relied  solely  upon  this  Agreement  and  his  own  independent investigation  in  making  the  decision  to  invest  in the Shares; (5) the Shareholder understands that the  distribution  of  the  Shares  is  limited  solely  to  “accredited  investors,”  as  that  term  is  defined under  Regulation  D  of  the  Securities  Act  and  the  Seller  is  an  “accredited  investor”  (as  so defined);  (6)  the  Shareholder  is  a  sophisticated  investor  and  has  such  knowledge  and  experience in financial and business matters that he is capable of understanding the merits and risks inherent in  the  proposed  acquisition  of  the  Shares;  (7)  the  Shareholder  is  acquiring  the  Shares  without having been furnished any specific offering literature or prospectus but has relied generally upon information  filed  by  iGambit  with  the  Securities  and  Exchange  Commission  and  acknowledges that  no  representations  or  warranties  have  been  made  to  the  Shareholders  or  his  representatives by  iGambit  or  the  Purchaser,  or  any  officer,  employee,  agent  or  affiliate  of  iGambit  or  the

Purchaser  other  than  as  contained  in  this  Agreement  and  the  Shareholder  must  independently seek  advice  from  its  own  tax  and  other  advisor(s)  and  is  not  relying  on  any  tax  or  other  advice received  from iGambit  or  the  Purchaser  in  connection  with  the  transactions  contemplated  by  this

Agreement;  and  (8)  the  Shareholder  has  neither  relied  upon  nor  seen  any  form  of  advertising  or general solicitation in connection with the distribution of the Shares.

4.

POST-CLOSING COVENANTS OF THE PARTIES.

4.1

Change of Corporate Name or Discontinuance of Seller Corporation. Immediately

subsequent  to  the  Closing,  the  Seller  acknowledges  and  agrees  that  Seller  shall  (i)  change  the name  of  IGXUS  to  something  that  does  not  contain  the  phrase  “Igxglobal”  or  any  derivation thereof, and thereafter neither the Seller, the Shareholder nor any affiliate, shall use such name or any  confusingly  similar  name  at  any  time  subsequent  to  the  Closing  or  (ii)  file  a  Certificate  of

Dissolution of IGX Global Inc. with the New Jersey Secretary of State.

4.2

Employees.  The  Seller  shall  undertake  good  faith  efforts  to  cause  the  Seller’s employees  to  become  employees  of  the  Purchaser  subsequent  to  the  Closing,  but  the  parties hereto  acknowledge  and  agree  that,  except  for  the  Purchaser’s  obligation  to  employ  the  Key

Seller   Employee   pursuant   to   the   Employment   Agreements,   the   Purchaser   shall   have   no

obligation whatsoever to hire any such employee.

4.3

Further Assurances. Upon the reasonable request of any party at any time after the

Closing,  the  other  parties  shall  promptly  execute  and  deliver  such  documents  and  instruments and  take  such  additional  action  as  the  requesting  party  may  reasonably  request  to  effectuate  the purposes of this Agreement.

4.4

Company  Books  and  Records.  For  a  period  of  five  (5)  years  from  the  Closing,

Purchaser shall provide to Seller, Shareholder and their representatives, upon reasonable advance written  notice  during  regular  business  hours,  reasonable  access  to  the  properties  and  books  and records  relating  to  the  IT  Solutions  Business,  to  the  extent  such  access  may  reasonably  be required  by  Seller  or  Shareholder  in  connection  with  matters  related  to  or  affected  by  the operation  of  the  IT  Solutions  Business  prior  to  the  Closing,  and  Seller,  Shareholder  and  their representatives  shall  have  the  right,  at  their  own  expense,  to  make  copies  of  any  such  records  or

files   provided,   however,   that   any   such   access   or   copying   shall   be   subject   the   appropriate

Purchaser’s  reasonable  confidentiality  precautions,  and  shall  be  done  in  such  a  manner  as  not  to interfere unreasonably with the normal conduct of the business of Purchaser.

4.5

Litigation  Support. In the event and for so long as any party actively is contesting or  defending  against  any  action,  suit,  proceeding,  hearing,  investigation,  charge,  complaint,

claim,  or  demand  in  connection  with  any  fact, situation,  circumstance,  status,  condition,  activity,

practice,  plan,  occurrence,  event,  incident,  action,  failure  to  act,  or  transaction  prior  to  the

Closing  Date  involving  the  IT  Solutions  Business,  the  Assets,  the  Excluding  Liabilities,  the

Assumed  Liabilities,  Purchaser,  Shareholder,  iGambit,  IGXUK  or  Seller  (other  than  adversary proceedings  between  or  among  Purchaser  and/or  iGambit,  on  the  one  hand,  and  Seller  and/or

Shareholder,  on  the  other  hand),  each  of  the  parties, as applicable, shall (a) reasonably cooperate with  the  contesting  or  defending  party  and  its  counsel,  (b)  as  applicable,  make  reasonably available  their  employees  to  provide  testimony,  to  be  deposed,  to  act  as  witnesses  and  to  assist counsel,  and  (c)  provide  reasonable  access  to  its  books  and  records  as  shall  be  necessary  in connection  with  the  defense  or  contest;  provided  that  the  contesting  or  defending  party  shall  pay

the   out-of-pocket   expenses   reasonably   incurred   by   the   party   so   cooperating   (unless   the

contesting or defending party is entitled to indemnification from such party under Section 6).

4.6

Taxes.

(a)

In  order  to  apportion  appropriately  any  Tax relating to a period that begins before the Closing Date and ends after the Closing Date, Taxes that are based upon or related to income or  any  sales  or  use  Tax  shall  be  allocable  based  upon  a  closing  of  the  books  accounting  method,

and  any  other  Taxes  shall  be  allocable  in  proportion  to  the  number  of  days  in  the  period  prior  to and  including  the  Closing  Date,  and  the  number  of  days  in  the  period  following  the  Closing

Date.

(b)

To  the  extent  that,  following  the  Closing,  Seller  or  Shareholder  is  required  to  pay

Taxes  included  in  the  Assumed  Liabilities,  Seller  and/or  Shareholder  shall  provide  Purchaser with  documentation  and  information  reflecting  such  Tax,  and  Purchaser  and/or  iGambit  shall

timely  pay  to  Seller  and/or  Shareholder  the  amount  of  such  Tax  due.    To  the  extent  that,

following  the  Closing,  Purchaser  or  iGambit  is  required  to  pay  Taxes  included  in  the  Excluded

Liabilities,   Purchaser   shall   provide   Seller   with   documentation   and   information   properly

reflecting  such  Tax,  and  Seller  and/or  Shareholder  shall  timely  pay  to  Purchaser  and/or  iGambit the amount of such Tax due.

(c)

The   parties   shall   (i)   each   provide   the   other   with   such   assistance   as   may

reasonably  be  requested  by  any  of  them  in  connection  with  the  preparation  of  any  return,  audit,

or  other  examination  by  any  Taxing  authority  or  judicial  or  administrative  proceedings  relating to Liability for Taxes, (ii) each retain and provide the other with any records or other information that  may  be  relevant  to  such  return,  audit  or  examination,  proceeding  or  determination,  and  (iii)

each   provide   the   other   with   any   final   determination   of   any   such   audit   or   examination,

proceeding, or determination that affects any amount required to be shown on any Tax Return of

the  other  for  any  period.   Without  limiting  the  generality  of  the  foregoing,  Purchaser  and  Seller shall  each  retain,  until  the  applicable  statutes  of  limitations  (including  any  extensions)  have expired,  copies  of  all  Tax  Returns,  supporting  work  schedules,  and  other  records  or  information that  may  be  relevant  to  such  returns  for  all  Tax  periods  or  portions  thereof  ending  on  or  before the Closing Date.

5.

REPRESENTATIONS AND WARRANTIES OF

PURCHASER

AND

iGAMBIT.

Purchaser and iGambit hereby jointly and severally represents and warrants to the

Seller  and  the  Shareholder,  that  the  following  representations  and  warranties  are  true  and  correct in  all  material  respects  on  the  date  hereof  and  will  be  true  and  correct  in  all  material  respects  on and as of the Closing Date:

5.1

Organization and Good Standing.     Purchaser   is   a   corporation   duly   organized,

validly  existing  and  in  good  standing  under  the  laws of  the  State  of  Delaware  and  has  full  power to  carry  on  its  business  as  it  is  now  being  conducted  and  to  own  or  hold  under  lease  the

properties  it  now  owns  or  holds  under  lease.   iGambit  is  a  corporation  duly  organized,  validly

existing and in good standing under the laws of the State of Delaware and has full power to carry on  its  business  as  it  is  now  being  conducted  and to own or hold under lease the properties it now owns or holds under lease.

5.2

Authority.   Each  of  Purchaser  and  iGambit  has  full  power  and  authority  to  enter

into  this  Agreement.    Purchaser  and  its  members,  officers  and  directors  have  taken  all  action

necessary   to   authorize   the   execution,   delivery   and   performance   of   this   Agreement,   the

completion of the transactions contemplated hereby and the execution and delivery of any and all

instruments   necessary   or   appropriate   to   effectuate   fully   the   terms   and   conditions   of   this

Agreement.     This   Agreement   has   been   properly   executed   and   delivered   by   Purchaser   and

iGambit,  and  (assuming  the  due  authorization,  execution  and  delivery  thereof  by  the  Seller  and the  Shareholder)  constitutes  the  valid  and  legally  binding  obligation  of  Purchaser  and  iGambit,

and is enforceable against Purchaser and iGambit in accordance with its terms.

5.3

No Conflict.     Neither   the   execution   and   delivery   of   this   Agreement   nor   the

carrying  out  of  the  transactions  contemplated  hereby  will  result  in  any  violation,  termination  or modification  of,  or  conflict  with,  the  articles  of  organization,  certificate  of  incorporation  or  by-

laws  of  Purchaser  or  iGambit  or  any  of  the  contracts  or  other  instruments  to  which  Purchaser  or

iGambit is a party, or of any judgment, decree or order applicable to Purchaser or iGambit.

5.4

Broker’s and Finder’s Fees.    Except  for  David  Marx  and  Brooks  Houghton  &

Company  Inc.,  no  broker,  finder,  agent,  representative  or  similar  intermediary  has  acted  as  a broker  for  or  on  behalf  of  the  Purchaser  or  iGambit  in  connection  with  this  Agreement  or  the transactions  contemplated  hereby,  and  no  broker,  finder,  agent  or  similar  intermediary  is  entitled to  a  Broker’s  Fee  in  connection  herewith,  based  on  any  agreement  or  understanding  with

Purchaser  or  iGambit  or  any  action  taken  by  Purchaser  or  iGambit.    Any  such  Broker’s  Fee

based  on  any  agreement  or  understanding  with  Purchaser  or  iGambit  or  any  action  taken  by

Purchaser  or  iGambit  which  may  be  due  in  connection  with  the  purchase  and  sale  contemplated by this Agreement will be borne by the Purchaser or iGambit who has entered into the agreement to pay.

5.5

Valid   Issuance   of   Shares.     The   Shares,   when   issued,   sold   and   delivered   in

accordance  with  the  terms  and  for  the  consideration  set  forth  in  this  Agreement,  will  be  validly issued,  fully  paid  and  free  of  restrictions  on  transfer  other  than  applicable  state  and  federal

securities  laws  and  Liens  created  by  or  imposed  by  the  Shareholder.   Assuming  the  accuracy  of

the  representations  of  the  Shareholder  in  Section  3.26  of  this  Agreement,  the  Shares  will  be

issued  in  compliance  with  all  applicable  federal  and  state  securities  laws.   The  Shares  have  been

duly  reserved  for  issuance,  and  upon  issuance,  will  be  validly  issued,  fully  paid  and  free  of restrictions  on  transfer  other  than  restrictions  on  transfer  under  applicable  federal  and  state

securities  laws  and  Liens  created  by  or  imposed  by  the  Shareholder.    Based  in  part  upon  the

representations of the Shareholder in Section 3.26 of this Agreement, the Shares will be issued in

compliance  with  all  applicable  federal  and  state  securities  laws.   No  Person  has  any  preemptive

rights or rights of first refusal by reason of or in connection with the issuance of any Shares.

5.6

Litigation.    There  are  no  Claims  pending  or,  to  the  knowledge  of  Purchaser  or

iGambit,   threatened   against   Purchaser   or   iGambit   which   seek   to   enjoin   or   rescind   the

transactions  contemplated  by  this  Agreement  or  otherwise  prevent  Purchaser  or  iGambit  from complying with the terms and provisions of this Agreement.

5.7

Availability  of  Financing;  Solvency.   As  of  the  Closing,  Purchaser  will  have  all

funds  necessary  to  perform  its  obligations  hereunder.   Upon  consummation  of  the  Closing,  and

after  giving  effect  to  the  Closing,  Purchaser  will  be  solvent,  and  will  have  funds  in  an  amount sufficient  to  enable  Purchaser  to  consummate  the  transactions  contemplated  by  this  Agreement and any Transaction Documents and to perform all of its obligations hereunder and thereunder.

5.8

Limitation on Warranties.   Neither iGambit nor Purchaser has any knowledge that

(a)  any  of  the  representations  and  warranties  of  Seller  or  Shareholder  in  this  Agreement  and  the

Schedules  are  not  true  and  correct  in  all  material  respects  or  (b)  there  are  any  material  errors  in,

or material omissions from, the Schedules.

6.

INDEMNIFICATION AND SURVIVAL.

6.1

Indemnification by the Seller and the Shareholder.  Subject to the other provisions of  this  Section  6,  the  Seller  and  the  Shareholder  hereby  covenant  and  agree  to  jointly  and severally indemnify and hold harmless the Purchaser and its respective successors and assigns, at all  times  from  and  after  the  date  of  Closing,  against  and  in  respect  of  any  and  all  demands,

Claims,   causes   of   action,   administrative   orders   and   notices,   losses,   costs,   fines,   liabilities,

penalties,  interest,    damages  and  expenses  (including,  without  limitation,  reasonable  attorney fees and expenses) (“Losses”), resulting from, in connection with or arising out of:

(i)

any   damage   or   loss   resulting   from   any   misrepresentation,   breach   of

warranty  or  breach  or  non-fulfillment  of  any  agreement  or  covenant  on  the  part  of  the

Seller  or  either  Shareholder  under  (A)  this  Agreement,  including  Seller  and  Shareholder covenants  and  representations  the  Excluded  Liabilities,  operation  of  Seller  and  IGXUK prior  to  Closing,  (B)  the  Assignments,  or  (C)  any  Employment  Agreement  to  which

Seller  or  Shareholder  is  a  party,  or  from  any  inaccuracy  or  misrepresentation  in  or

omission   from   any   certificate   or   other   instrument   or   document   furnished   or   to   be

furnished by or on behalf of IGXUK, the Seller or the Shareholder at Closing;

(ii)

all  Claims,  assessments,  judgments,  costs,  reasonable  attorneys’  fees  and expenses of any nature incident to any of the matters indemnified against pursuant to this

Section  6.1,  including,  without  limitation,  all  such  costs  and  expenses  incurred  in  the defense thereof or in the enforcement of any rights of the Purchaser hereunder.

6.2

Indemnification  by  Purchaser.   The  Purchaser  and  iGambit  hereby  covenants  and

agrees  to  jointly  and  severally  indemnify  and  hold  harmless  the  Seller  and  the  Shareholder  and their respective successors and assigns, at all times from and after the date of Closing against and in respect of any and all Losses resulting from, in connection with or arising out of:

(i)

any  misrepresentation,  breach  of  warranty  or  breach  or  non-fulfillment  of any  agreement  or  covenant  on  the  part  of  the  Purchaser  or  iGambit  under  (A)  this

Agreement  (including  Purchaser’s  and  iGambit’s  covenants  and  representations)  or  (B)

any  Employment  Agreement  to  which  Purchaser  or  iGambit  is  a  party,  or  from  any inaccuracy or misrepresentation in or omission from any certificate or other instrument or document  furnished  or  to  be  furnished  by  or  on  behalf  of  Purchaser  or  iGambit  at

Closing;

(ii)

any Assumed Liability;

(iii)      all  Claims,  assessments,  judgments,  costs,  reasonable  attorneys’  fees  and expenses of any nature incident to any of the matters indemnified against pursuant to this

Section  6.2,  including,  without  limitation,  all  such  costs  and  expenses  incurred  in  the defense  thereof  or  in  the  enforcement  of  any  rights  of  the  Seller  or  the  Shareholder hereunder; and/or

(iv)

the  operation  or  ownership  of  the  IT  Solutions  Business  after  the  Closing,

except to the extent a Purchaser is indemnified pursuant to Section 6.1 hereof.

6.3

Notice and Defense.

(a)

If  at  any  time  a  party  entitled  to  indemnification  hereunder  (the  “Indemnitee”)

shall   receive   notice   from   any   third   party   of   any   asserted   Loss   claimed   to   give   rise   to

indemnification  hereunder,  the  Indemnitee  shall  promptly  give  notice  thereof  (“Claims  Notice”)

to  the  party  obligated  to  provide  indemnification  (the  “Indemnitor”)  of  such  Loss.   The  Claims

Notice  shall  set  forth  a  brief  description  of  the  Loss,  in  reasonable  detail,  and,  if  known  or

reasonably   estimable,   the   amount   of   the   Loss   that   has   been   or   may   be   suffered   by   the

Indemnitee.   The  failure  of  the  Indemnitee  to  give  a  Claims  Notice  promptly  shall  not  waive  or otherwise  affect  the  Indemnitor’s  obligations  with  respect  thereto,  except  to  the  extent  that  the

Indemnitor is prejudiced as a result of such failure (or to the extent the associated claim is barred

by   another   provision   hereof   regarding   any   survival   period).     All   indemnity   claims   by   the

Indemnitee shall be bona fide.  Any claim for indemnification with respect to any of such matters which  is  not  asserted  by  a  notice  given  as  herein  provided  specifically  identifying  the  particular breach  underlying  such  claim  and  the  reasonable  detail  of  facts  and  Losses  relating  thereto within  the  specified  periods  of  survival  may  not  be  pursued  until  and  unless  properly  made,  and if  regarding  a  representation  or  warranty,  within  the  applicable  survival  period  as  set  forth  in

Section  6.10.   Thereafter,  the  Indemnitor  shall  have,  at  its  election,  the  right  to  compromise  or defend  any  such  matter  at  the  Indemnitor’s  sole  cost  and  expense  through  counsel  chosen  by  the

Indemnitor   and   approved   by   the   Indemnitee   (which   approval   shall   not   unreasonably   be

withheld);  provided,  however,  that  (i)  Indemnitor  provides  evidence  reasonably  satisfactory  to

Indemnitee  that  Indemnitor  has  the  financial  wherewithal  to  satisfy  and  discharge  the  Loss  in full, and (ii) any such compromise or defense shall be conducted in a manner which is reasonable and  not  contrary  to  the  Indemnitee’s  interests,  and  the  Indemnitee  shall  in  all  events  have  a  right to veto any such compromise or defense which is unreasonable or which would jeopardize in any material  respect  any  assets  or  business  of  the  Indemnitee  or  any  of  its  affiliates  or  increase  the potential  liability  of,  or  create  a  new  liability  for,  the  Indemnitee  or  any  of  its  affiliates  and,

provided further that the Indemnitor shall in all events indemnify the Indemnitee and its affiliates

against   any   damage   resulting   from   the   manner   in   which   such   matter   is   compromised   or

defended,   including   any   failure   to   pay   any   such   claim   while   such   litigation   is   pending.

Notwithstanding  the  foregoing,  if  the  Indemnitor  receives  a  firm  offer  to  settle  a  third  party

Claim, and the Indemnitor desires to accept such offer, the Indemnitor will give written notice to

the  Indemnitee  to  that  effect.   In  the  event  that  the  Indemnitor  does  so  undertake  to  compromise

and  defend  a  claim,  the  Indemnitor  shall  notify  the  Indemnitee  of  its  intention  to  do  so.   Each

party  agrees  in  all  cases  to  use  commercially  reasonable  efforts  to  cooperate  with  the  defending

party  and  its  counsel  in  the  compromise  of  or  defending  of  any  such  liabilities  or  claims.   In

addition, the nondefending party shall at all times be entitled to monitor such defense through the appointment, at its own cost and expense, of advisory counsel of its own choosing.

(b)

In   the   event   any   Indemnitee   should   have   an   indemnity   claim   against   any

Indemnitor  hereunder  which  does  not  involve  a  third  party  Claim,  the  Indemnitee  shall  transmit

to  the  Indemnitor  a  Claims  Notice.   The  Indemnitor  shall  have  fifteen   (15)  business   days  after

receipt  of  any  such  Claims  Notice  in  which  to  object  in  writing  to  the  claim  or  claims  made  by

Indemnitee  in  such  Claims  Notice,  which  written  objection  (the  “Objection  Notice”)  shall  state,

in  reasonable  detail,  the  basis  for  Indemnitor’s  objection.    In  the  event  that  Indemnitor  does

deliver  an  Objection  Notice  with  respect  to  any  claim  or  claims  made  in  any  Claims  Notice,  the

Indemnitor  and  the  Indemnitee  shall,  within  the  fifteen   (15)  day  period  beginning  as  of  the  date

of  the  receipt  by  Indemnitee  of  the  Objection  Notice,  attempt  in  good  faith  to  agree  upon  the

proper  resolutions  of  each  of  such claims.   If  the  parties  should  so  agree,  a  written  memorandum

setting  forth  such  agreement  shall  be  prepared  and  signed  by  both  parties.   If  no  agreement  can

be reached after good faith negotiations within such 15-day negotiating period (or such extended period  as  the  Indemnitor  and  the  Indemnitee  shall  mutually  agree  upon  in  writing),  the  parties may pursue their remedies at law (subject to the terms and conditions of this Agreement).

6.4

Indemnification Limits and Restrictions.

(a)

De Minimis. No indemnification shall be payable by Seller or Shareholder with  respect  to  any  indemnity  claim  under  clause  (i)  of  Section  6.1  to  with  respect  to  any individual  Loss  (or  series  of  related  Losses  arising  out  of  the  same  or  substantially  similar circumstances)  which  is  (or,  for  such  a  series,  are  in  the  aggregate)  less  than  Five  Thousand

Dollars  ($5,000.00)  (the  “De  Minimis  Amount”);  provided,  however,  that,  in  each  case  subject to  the  other  terms  of  this  Section  6,  if  such  Loss  (or  Losses)  exceeds  the  De  Minimis  Amount,

then  all  of  such  indemnification  shall  be  payable  for  the  entire  amount  of  such  Loss  (or  Losses),

including the portion that is less than the De Minimis Amount.

(b)

Deductible.   No  indemnification  shall  be  payable  by  Seller  or  Shareholder with respect to any indemnity claim under clause (i) of Section 6.1 until the total of all such valid claims  for  indemnification,  subject  to  the  limitations  contained  in  Section  6.4(c),  shall  exceed

One   Hundred   Thousand   Dollars   ($100,000.00)   (the   “Deductible”)   (such   amount   being   a

deductible  amount  versus  a  threshold),  in  which  event  the  applicable  Indemnitees  shall  then  be entitled  to  recover  the  amount  of  such  recoverable  claims  in  excess  of  the  Deductible  to  the extent that such Loss is not otherwise limited by this Section 6.4.

(c)

Caps.

The    aggregate    liability    of    Seller    and    Shareholder    for

indemnification  payable  hereunder  with  respect  to  any  Indemnity  Claim  under  Section  6.1  shall not  exceed  the  Purchase  Price  (the  “Cap”).  Any  indemnification  shall  be  paid  in  United  States

dollars in immediately available funds.(d)     Notwithstanding  anything  in  this  Agreement  to  the

contrary,  Losses  shall  not  include  (i)  consequential,  special  or  punitive  damages  or  (ii)  fees  and expenses of more than one counsel with respect to any indemnified claim or claims arising out of the  same  general  allegations  or  circumstances  unless  counsel  to  the  Indemnitee  has  provided  a

written   opinion   to   the   Indemnitor   stating   that   legal   conflict   of   interest   requires   that   the

Indemnitor have separate counsel.

(e)

The limitations set forth in this Section 6.4 shall not apply to any claims of intentional misrepresentation or fraud.

6.5

Seller  and  Shareholder  Indemnification.    With  respect  to  any  indemnity  claim

under  Section  6.1,  Purchaser  hereby  agrees  that  it  shall  seek  recourse  and  remedy  for  such indemnifiable Losses (subject to Sections 6.4 and 6.7 below) in the following order of priority:

(a)

first,  Purchaser  shall  enforce  its  set-off  rights  pursuant  to  Section  2.2(c),

including  against  any  earn-out  payments  which  are  due  or  may  become  due  under  clause  (4)  of

Section 2.2(a), to the extent of such indemnifiable Losses;

(b)

to   the   extent   that   such   indemnifiable   Losses   shall   not   be   fully   paid

pursuant  to  the  foregoing  clause  (a),  Purchaser  shall  seek  recourse  and  remedy  against  Seller;

and

(c)

to   the   extent   that   such   indemnifiable   Losses   shall   not   be   fully   paid

pursuant  to  the  foregoing  clauses  (a)  and  (b),  Purchaser  shall  seek  recourse  and  remedy  against

Shareholder.

6.6

Exclusive  Remedy.Notwithstanding  anything  contained  herein  to  the  contrary,

absent  fraud,  the  rights  and  obligations  of  the  parties  under  this  Section  6,  and  set-off  rights  of

Section  2.2(c),  ,  are  the  exclusive  rights  and  obligations  of  the  parties  with  respect  to  any  breach of  any  representation,  warranty,  covenant  or  agreement  in  this  Agreement  and  shall  be  in  lieu  of any  other  rights  or  remedies  to  which  the  party  entitled  to  indemnification  hereunder  would

otherwise be entitled as a result of such breach.  6.7  Amount  of  Losses.   The  amount  of  any  Loss

payable  hereunder  shall  be  calculated  net  of  any  insurance  proceeds  actually  received  by  the

Indemnitee with respect thereto.  In the event that an Indemnitee receives any insurance proceeds with  respect  to  any  Loss  for  which  any  such  Person  has  been  indemnified  hereunder,  then  a

refund  equal  to  such  insurance  proceeds  shall  be  made  promptly  to  the  Indemnitor.     The

Indemnitee  shall  use  commercially  reasonable  efforts to  file  insurance  claims  that  may  reduce  or eliminate Losses.

6.8

Subrogation.   After  any  indemnification  payment  is  made  to  Purchaser  pursuant to  this  Section  6,  Seller  and  Shareholders  shall,  to  the  extent  of  such  payment  and  to  the  extent permitted  by  applicable  law  and  applicable  contracts,  be  subrogated  to  all  rights  (if  any)  of  the

Purchaser  against  any  third  party  in  connection  with  the  Losses  to  which  such  payment  relates.

Without  limiting  the  generality  of  the  preceding  sentence,  Purchaser  shall  execute,  upon  the

written   request   of   the   Indemnitor,   any   instrument   reasonably   necessary   to   evidence   such

subrogation rights.6.9 Adjustments to Purchase Price.  All payments under this Section 6 shall be treated as adjustments to the Purchase Price, unless otherwise required by applicable law, and the parties  to  this  Agreement  agree  to  file  all  Tax  Returns,  or  to  cause  all  Tax  Returns  to  be  filed,  in a manner consistent with this Section 6.9.6.10

Survival.   All  representations  and  warranties

of  Seller,  Shareholder  and  Purchaser  under  this  Agreement  will  survive  the  Closing  until,  and will  expire  at  the  later  of  (i)  5:00  p.m.,  Eastern  time,  on  later  of  (i)  the  first  (1st)  anniversary  of completion of the first audit of Purchaser after the Closing, or (ii) that date which is fourteen (14)

months from the Closing Date (the “Survival Date”).   All covenants requiring performance prior

to Closing shall expire on the Closing Date and all covenants requiring performance by any party after  the  Closing  shall  survive  the  Closing  in  accordance  with  their  terms  and  claims  for  breach therefor  may  be  made  at  any  time  until  the  expiration  of  the  statute  of  limitations  applicable  to

such  claims.    If  a  Claim  Notice  is  delivered  before  the  expiration  of  the  applicable  survival period,  the  matters  that  are  the  subject  of  such  Claim  Notice  shall  survive  until  such  indemnity

claim  is  finally  resolved.   Any  Claim  Notice  resulting  from  any  alleged  breach  or  inaccuracy  of any  representation  or  warranty  herein  must  be  asserted  in  writing  which  contains  specific  facts,

allegations and amounts sought by an Indemnitee to the Indemnitor prior to the Survival Date.

7.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER AND THE

SHAREHOLDER.

The  obligations  of  the  Seller  and  the  Shareholder  under  this  Agreement  are

subject   only   to   the   delivery   by   Purchaser   of   the   Agreed   Liabilities   Amount,   delivery   by

Purchaser to Seller of the Purchase Payment Amount as described in Section 2.2(a)(1) hereof and the  delivery  of  the  documents  described  in  Section  2.3(b)  hereof  and  the  satisfaction  of  each  of the following conditions:

7.1

Accuracy of Representations and Warranties.     Each   of   the   representations   and

warranties  of  the  Purchaser  and  iGambit  contained  herein  and  in  any  other  agreements  or instruments  provided  for  herein  shall  have  been  true  and  correct  in  all  material  respects  on  the

date  hereof.   Purchaser  shall  deliver  to  Seller  and  the  Shareholder  a  certificate  to  such  effect  at the Closing as to the representations and warranties of the Purchaser.

7.2

No Action or Proceeding.    No  claim,  action,  suit,  investigation  or  other  court proceeding  shall  be  pending  or  threatened  before  any  court  or  governmental  agency  which presents  a  risk  of  the  restraint  or  prohibition  of  the  transactions  contemplated  by  this  Agreement or the obtaining of material damages or other relief in connection therewith.

7.3

Consents  and  Actions;  Contracts.   All  requisite  regulatory  and/or  other  consents

and  approvals  of  third  parties,  including  but  not  limited  to  those  set  forth  on  Schedule  3.2  or

Schedule 3.22(e), shall have been obtained and completed.

7.4

Other Evidence.   The  Purchaser  and  iGambit  shall  have  furnished  to  Seller  such further certificates and documents evidencing their due action in accordance with this Agreement as Seller shall reasonably request.

8.

CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER.

The  obligations  of  Purchaser  to  proceed  to  Closing  under  this  Agreement  are subject  to  the  fulfillment  (or,  at  the  option  of  Purchaser,  the  waiver)  at  or  prior  to  the  Closing

Date of each of the following conditions:

8.1

Accuracy of Representations and Warranties.     Each   of   the   representations   and

warranties  of  the  Seller  and  the  Shareholder  contained  herein  and  in  any  other  agreements  or instruments  provided  for  herein  shall  have  been  true  and  correct  in  all  material  respects  on  the

date  hereof.   Each  of  Seller  and  the  Shareholder  shall  deliver  to  Purchaser  a  certificate  to  such effect at the Closing as to the representations and warranties of the Seller and the Shareholder.

8.2

Intentionally Omitted.

8.3

No Action or Proceeding.    No  claim,  action,  suit,  investigation  or  other  court proceeding  shall  be  pending  or  threatened  before  any  court  or  governmental  agency  which presents  a  risk  of  the  restraint  or  prohibition  of  the  transactions  contemplated  by  this  Agreement or the obtaining of material damages or other relief in connection therewith.

8.4

Consents  and  Actions;  Contracts.   All  requisite  regulatory  and/or  other  consents

and  approvals  of  third  parties,  including  but  not  limited  to  those  set  forth  on  Schedule  3.2  or

Schedule  3.22(e),  shall  have  been  obtained  and  completed.   The  Seller  and  the  Shareholder  shall

have  provided  Purchaser  with  evidence  satisfactory  to  Purchaser  in  its  reasonable  discretion  that

(i)  there  are  no  applicable  rights  of  first  refusal,  rights  of  first  negotiation,  rights  of  first  offer  or similar  rights  of  any  kind  that  would  require  Seller,  IGXUK,  or  the  Shareholder  to  provide  any third  party  with  notice,  an  opportunity  to  discuss,  consent,  negotiate  or  to  engage  in  any  of  the transactions  contemplated  hereby  prior  to  consummation  by  Seller  and  the  Shareholder  hereof;

or (ii) that any and all such rights have been waived by the party possessing such rights.

8.5

Intentionally Omitted.

8.6

Intentionally Omitted.

8.7

Intentionally Omitted.

8.8

Agreed Liabilities Amount.  Schedule 2.2(b) shall reflect a total amount needed to satisfy  all  of  the  Creditors  in  full  of  $2,500,000  or  less,  together  with  evidence  satisfactory  to

Purchaser  in  its  reasonable  discretion  that  payment  of  the  Agreed  Liabilities  Amount  to  each  of the  Creditors  in  the  amount  set  forth  on  such  Schedule  2.2(b)  with  respect  to  each  Creditor  shall be  sufficient  in  all  respects  to  satisfy  fully  and  discharge  all  Liabilities  of  Seller  and  IGXUK,  as

applicable,   and  in  all  events  to  enable  Seller  and  IGXUK  to  transfer  title  to  the  Assets  to  the

Purchaser at the Closing free and clear of any and all Liens (other than Permitted Liens).

8.9

Intentionally Omitted.

8.10     [Reserved]

8.11     [Reserved]

8.12     Delivery  of  Ancillary  Agreements.    The  Seller  and  the  Shareholder  shall  have

furnished to Purchaser documents described in Section 2.3(c) hereof.

8.13     Intentionally Omitted.

8.14     Other Evidence.  The Seller and the Shareholder shall have furnished to Purchaser such  further  certificates  and  documents  evidencing  their  due  action  in  accordance  with  this

Agreement as Purchaser shall reasonably request.

9.

INTENTIONALLY OMITTED.

10.

MISCELLANEOUS.

10.1     Expenses.   Each party to this Agreement shall pay all of its own closing costs and other  expenses  relating  hereto,  including  fees  and  disbursements  of  its  counsel  and  accountants,

whether or not the transactions contemplated hereby are consummated.

10.2     Taxes.   The  Shareholder  and  the  Seller  shall  bear  any  and  all  Taxes  of  any  nature or  type  whatsoever,  including,  but  not  limited  to  stamp  duty  and  other  United  Kingdom  taxes,

that   may   become   due   and   payable   as   a   result   of   the   consummation   of   the   transactions

contemplated  hereby,  and  the  Shareholder  and  the  Seller  shall  jointly  and  severally  indemnify and hold Purchaser harmless with respect thereto pursuant to Section 6.

10.3     Notices.     All   notices   and   other   communications   hereunder   or   in   connection

herewith shall be in writing and delivered as follows:

If to the Seller or the Shareholder, to:

Thomas Duffy

18 Jodi Drive

Wallingford, CT 06492

with a copy to:

Updike, Kelly & Spellacy, P.C.

100 Pearl Street, 17th Floor

Hartford, CT 06103

Attention:  Gregg J. Lallier

If to Purchaser, to:

Elisa Luqman, Esquire

iGambit Inc.

1050 W. Jericho Tpke, Suite A

Smithtown, New York 11787

with a copy to:

Roetzel & Andress

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Attention: Joel Meyersohn

Except    as    otherwise    specifically    provided    herein,    all    notices,    requests,

instructions  and  demands  which  may  be  given  by  any  party  hereto  to  any  other  party  in  the course  of  the  transactions  herein  contemplated  shall  be  in  writing  and  shall  be  served  by  express

mail  through  the  U.S.  Postal  Service  or  similar  expedited  overnight  commercial  carrier.   Service

of such notices, demands and requests shall be presumed to have occurred on the date that is one

(1)  day  after  the  date  upon  which  the  item  was  delivered  to  the  U.S.  Postal  Service  or  similar expedited  overnight  commercial  carrier,  provided  the  item  was  properly  addressed,  all  postage and  shipping  charges  were  prepaid  by  the  sender  and  the  commercial  carrier  issued  a  dated

receipt  to  the  sender  acknowledging  the  commercial  carrier’s  receipt  of  the  item.    All  such

notices,  demands  and  requests  shall  be  addressed  as  set  forth  above.   Any  party  may  change  the

address at which it is to receive notice by like written notice to all other parties hereunder.

10.4     Entire Agreement.   This  Agreement  (including  the  exhibits  hereto  and  the  lists,

schedules  and  documents  delivered  pursuant  hereto,  which  are  a  part  hereof)  is  intended  by  the parties  to  and  does  constitute  the  entire  agreement  of  the  parties  with  respect  to  the  transactions

contemplated  by  this  Agreement.   This  Agreement  supersedes  any  and  all  prior  understandings,

written  or  oral,  between  the  parties,  and  this  Agreement  may  be  amended,  modified,  waived,

discharged  or  terminated  only  by  an  instrument  in  writing  signed  by  the  party  against  which enforcement of the amendment, modification, waiver, discharge or termination is sought.

10.5     Severability.   If any provision of this Agreement shall be declared by any court of competent  jurisdiction  illegal,  void  or  unenforceable,  the  other  provisions  shall  not  be  effected,

but shall remain in full force and effect.

10.6     Modification and Amendment.   This Agreement may not be modified or amended

except  by  an  instrument  in  writing  duly  executed  by  the  parties  hereto,  and  no  waiver  of compliance  of  any  provision  or  condition  hereof  and  no  consent  provided  for  herein  shall  be effective  unless  evidenced  by  an  instrument  in  writing  duly  executed  by  the  party  hereto  seeking to be charged with such waiver or consent.

10.7     Time of the Essence.   Time is of the essence in every provision of this Agreement where time is a factor.

10.8     Governing Law; Jurisdiction; Exclusive Venue.

(a)

Governing  Law.   This  Agreement  shall  be  governed  by  and  construed  in accordance with the laws of the State of New York exclusive of the choice of law rules thereof.

(b)

Exclusive  Venue.   The  parties  hereto  agree  that  exclusive  venue  for  any litigation,  action  or  proceeding  arising  from  or  relating  to  this  Agreement  shall  lie  in  the  County

Court in and for Suffolk County, New York, or, if federal diversity jurisdiction then exists, in the

United States District Court for the District of New York and each of the parties hereto expressly waives any right to contest such venue for any reason whatsoever.

(c)

Waiver   of   Trial   By   Jury.      EACH   OF   THE   PARTIES   HERETO

EXPRESSLY  WAIVES  THE  RIGHT  TO  A  TRIAL  BY  JURY  WITH  RESPECT  TO  ANY

LITIGATION,  ACTION  OR  PROCEEDING  RELATING  TO  OR  ARISING  OUT  OF  THIS

AGREEMENT.

10.9     Intentionally Omitted.

10.10   Binding Effect.    This  Agreement  shall  be  binding  upon  and  shall  inure  to  the

benefit   of   the   parties   hereto   and   their   respective   heirs,   legatees,   beneficiaries,   personal

representatives  and  other  legal  representatives  and  assigns,  as  the  case  may  be.   This  Agreement

may  not  be  assigned  by  any  party  hereto  without  the  prior  written  consent  of  each  other  party hereto; provided, however, that each party may assign its rights and obligations hereunder to any affiliate of such party.

10.11   Enumerations and Headings.    The  enumerations  and  headings  contained  in  this

Agreement  are  for  convenience  of  reference  only  and  shall  in  no  way  be  held  or  deemed  to define,  limit,  describe,  explain,  modify,  amplify  or  add  to  the  interpretation,  construction  or meaning  of  any  provision  or  the  scope  or  intent  of  this  Agreement,  or  in  any  way  effect  this

Agreement.

10.12   Counterparts.   This  Agreement  may  be  signed  in  two  or  more  counterparts,  all  of

which  taken  together  shall  be  deemed  to  constitute  one  original  Agreement.   This  Agreement

may  be  executed  by  delivery  of  a  facsimile  or  .pdf  copy  of  an  executed  signature  page  with  the

same  force  and  effect  as  the  delivery  of  an  originally  executed  signature  page.   In  the  event  any

party  delivers  a  facsimile  or  .pdf  copy  of  a  signature  page  to  this  Agreement,  such  party  shall deliver  an  originally  executed  signature  page  at  any  time  thereafter  upon  request;  provided,

however,  that  the  failure  to  deliver  any  such  originally  executed  signature  page  shall  not  affect the  validity  of  the  signature  page  delivered  by  facsimile  or  .pdf,  which  has  and  shall  continue  to have the same force and effect as the originally executed signature page.

10.13   Intentionally Omitted.

10.14   Disclosure.    The  parties  hereto  will  consult  with  each  other  and  reach  mutual agreement before issuing any press release or otherwise making any statement or disclosure, oral or  written,  with  respect  to  this  Agreement  or  the  transactions  contemplated  hereby;  provided,

however,  that  each  party  will  be  permitted  to  make,  without  the  agreement  of  the  other,  such disclosures  to  the  public  or  to  governmental  entities  as  that  party’s  counsel  reasonably  deems

necessary to maintain compliance with applicable laws.   Except as provided above, the existence

and/or contents of this Agreement shall not be disclosed by the Shareholder or the Seller without the Purchaser’s prior written consent.

10.15   Confidentiality.     Except   as   required   by   law   or   to   carry   out   the   transactions

contemplated by this Agreement (the “Transactions”), neither the Seller, the Shareholder nor the

Purchaser, nor the employees, attorneys, accountants and other agents and representatives of any

of   the   foregoing   (collectively,   “Representatives”)   will   disclose   or   use   any   Confidential

Information  (as  defined  below),  whether  already  furnished or to be furnished in the future to any party  hereto  or  their  Representatives  in  any  manner  other  than  in  connection  with  the  evaluation and  negotiation  of  the  transactions  proposed  in  this  Agreement  once  executed  and  delivered;

except  to  the  extent  that  disclosure  is  required  by  law.     For  purposes  of  this  Agreement,

“Confidential   Information”   means   the   existence   and   terms   of   this   Agreement   and   any

information   regarding   Purchaser,   the   Seller   or   the   Shareholder,   their   affiliates   or   the

Transactions.     Confidential   Information   does   not   include   information   that   a   party   to   this

Agreement  can  demonstrate  (i) is  generally  available  to  or  known  by  the  public  other  than  as  a result of improper disclosure; (ii) is obtained by the disclosing party from a source other than the other  party  or  its  Representatives;  or  (iii) was  in  the  possession  of  the  other  party  prior  to  the

date   hereof   other   than   as   a   result   of   improper   disclosure   and   was   obtained   other   than   in

connection  with  consideration  of  the  transactions  set  forth  in  this  Agreement,  provided  that  such

source  was  not  bound  by  a  duty  of  confidentiality  with  respect  to  such  information.   Upon  the

written request of any party, the other party will promptly return any Confidential Information in its possession or in the possession of its Representatives.

10.16   Intentionally Omitted.

10.17   Rules  of  Usage.   In  this  Agreement,  unless  a  clear  intention  appears  otherwise:

(a) the  singular  number  includes  the  plural  number  and  vice  versa;  (b) reference  to  any  Person includes  such  Person’s  successors  and  assigns  but,  if  applicable,  only  if  such  successors  and assigns  are  not  prohibited  by  this  Agreement,  and  reference  to  a  Person  in  a  particular  capacity excludes  such  Person  in  any  other  capacity  or  individually;  (c) reference  to  any  gender  includes

each   other   gender;   (d) reference   to   any   agreement,   document   or   instrument   means   such

agreement,  document  or  instrument  as  amended  or  modified  and  in  effect  from  time  to  time  in

accordance   with   the   terms   thereof;   (e) reference   to   any   law   means   such   law   as   amended,

modified,  codified,  replaced  or  reenacted,  in  whole  or  in  part,  and  in  effect  from  time  to  time,

including  rules  and  regulations  promulgated  thereunder;  (f) ”hereunder,”  “hereof,”  “hereto,”  and words  of  similar  import  shall  be  deemed  references  to  this  Agreement  as  a  whole  and  not  to  any

particular   section   or   other   provision   hereof;   (g) ”including”   (and   with   correlative   meaning

“include”)  means  including  without  limiting  the  generality  of  any  description  preceding  such term;  (h) ”or”  is  used  in  the  inclusive  sense  of  “and/or”;  (i) with  respect  to  the  determination  of any  period  of  time,  “from”  means  “from  and  including”  and  “to”  means  “to  but  excluding”;

(j) references  to  documents,  instruments  or  agreements  shall  be  deemed  to  refer  as  well  to  all addenda, schedules or amendments thereto; and (k) section references shall be deemed to refer to all subsections thereof, unless otherwise expressly indicated.

[Intentionally Left Blank –Signature Page Follows]

IN   WITNESS   WHEREOF,   the   parties   hereto   have   executed   this   Asset   Purchase

Agreement under seal on the date first above written.

WITNESS:

PURCHASER:

IGXGLOBAL CORP.

a Delaware corporation

By:__________________________(SEAL)

Name: John Salerno

Title: Chairman

iGAMBIT:

iGambit Inc.

a Delaware corporation

By:___________________________(SEAL)

Name: John Salerno

`

Title:  CEO and President

SELLER:

IGX GLOBAL INC.

a New Jersey corporation

By:___________________________(SEAL)

Name: Thomas Duffy

Title:  CEO

SHAREHOLDER:

______________________________(SEAL)

Thomas Duffy